UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, NY 10208	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40 Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

Item 1. Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 33.6%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$475,000	5.875%		08/02/21	$ 542,937

Banks – 9.4%
American Express Co.(a)
75,000	3.625		12/05/24	74,671
250,000	6.800	(b)	09/01/66	249,375
Banco Bilbao Vizcaya Argentaria SA
300,000	3.000		10/20/20	302,456
Bank of America Corp.
100,000	5.700		01/24/22	114,549
225,000	4.125		01/22/24	237,138
275,000	4.000		04/01/24	287,769
BNP Paribas SA
275,000	2.375		05/21/20	276,815
Compass Bank(a)
375,000	2.750		09/29/19	370,493
Credit Suisse Group Funding Guernsey Ltd.(c)
400,000	3.125		12/10/20	400,302
Credit Suisse New York
325,000	2.300		05/28/19	327,810
Discover Financial Services(a)
225,000	3.750		03/04/25	217,784
HSBC Holdings plc
225,000	3.400		03/08/21	229,856
ING Bank NV(a)(b)
325,000	4.125		11/21/23	327,785
Intesa Sanpaolo SpA
350,000	2.375		01/13/17	351,518
350,000	3.875		01/16/18	358,133
225,000	5.710	(c)	01/15/26	219,160
JPMorgan Chase & Co.
450,000	4.400		07/22/20	488,404
JPMorgan Chase & Co. Series Z(a)(b)
250,000	5.300		12/29/49	243,707
KBC Bank NV(a)(b)
200,000	8.000		01/25/23	216,500
KeyCorp
400,000	2.900		09/15/20	403,218
Lloyds Bank PLC
175,000	2.300		11/27/18	176,402
Macquarie Bank Ltd.(c)
150,000	6.625		04/07/21	170,679
Mizuho Bank Ltd.(c)
200,000	2.550		03/17/17	202,076
Morgan Stanley
650,000	3.700		10/23/24	667,583
Morgan Stanley Series F
100,000	3.875		04/29/24	104,306
PNC Preferred Funding Trust II(a)(b)(c)
200,000	1.856		03/29/49	168,000
Regions Bank
250,000	7.500		05/15/18	275,351
Resona Bank Ltd.(a)(b)(c)
650,000	5.850		12/29/49	649,187
Royal Bank of Scotland Group PLC
200,000	5.125		05/28/24	192,896
Royal Bank of Scotland PLC(a)(b)
100,000	9.500		03/16/22	106,000
Santander Bank NA(a)
250,000	2.000		01/12/18	247,883
Santander Holdings USA, Inc.
165,000	4.625		04/19/16	165,243

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Santander UK Group Holdings PLC(c)
$200,000	4.750%		09/15/25	$ 190,270
Santander UK PLC(c)
250,000	5.000		11/07/23	253,726
Synchrony Financial(a)
350,000	2.600		01/15/19	350,757
The Bank of Tokyo-Mitsubishi UFJ Ltd.(c)
300,000	2.150		09/14/18	301,569
UBS Group Funding Jersey Ltd.(c)
350,000	3.000		04/15/21	350,643

				10,270,014

Consumer Services – 0.1%
Marriott International, Inc.(a)
125,000	2.875		03/01/21	126,228

Diversified Financials – 0.3%
General Motors Financial Co., Inc.
125,000	3.250		05/15/18	127,081
175,000	3.500		07/10/19	179,447

				306,528

Diversified Manufacturing – 0.3%
Roper Technologies, Inc.(a)
125,000	3.000		12/15/20	127,288
Xylem, Inc.
250,000	3.550		09/20/16	250,223

				377,511

Electric – 1.0%
Florida Power & Light Co.(a)
193,000	4.125		02/01/42	206,071
Pacific Gas & Electric Co.(a)
100,000	3.500		06/15/25	105,235
Progress Energy, Inc.
350,000	7.000		10/30/31	447,957
Puget Sound Energy, Inc. Series A(a)(b)
150,000	6.974		06/01/67	114,375
Southern California Edison Co.(a)
175,000	4.050		03/15/42	178,922

				1,052,560

Energy – 1.8%
Anadarko Petroleum Corp.
35,000	3.450	(a)	07/15/24	31,279
100,000	6.450		09/15/36	99,657
Apache Corp.(a)
150,000	4.250		01/15/44	127,991
ConocoPhillips Co.(a)
75,000	4.200		03/15/21	78,334
175,000	3.350		11/15/24	166,596
50,000	4.950		03/15/26	52,299
100,000	4.150		11/15/34	87,456
Devon Energy Corp.(a)
25,000	4.000		07/15/21	22,000
75,000	5.600		07/15/41	58,177
80,000	4.750		05/15/42	59,226
Dolphin Energy Ltd.(c)
57,264	5.888		06/15/19	61,129
Energy Transfer Partners LP(a)
75,000	4.750		01/15/26	68,371
Halliburton Co.(a)
125,000	3.375		11/15/22	126,946
150,000	3.800		11/15/25	149,588

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Kinder Morgan, Inc.(a)
$175,000	3.050%	12/01/19	$ 171,411
Occidental Petroleum Corp.(a)
200,000	3.400	04/15/26	202,266
Petroleos Mexicanos(c)
30,000	5.500	02/04/19	31,350
60,000	6.375	02/04/21	63,840
50,000	6.875	08/04/26	54,000
Pioneer Natural Resources Co.(a)
125,000	3.450	01/15/21	124,607
Valero Energy Corp.
100,000	3.650	03/15/25	98,243

			1,934,766

Food & Beverage – 2.1%
Anheuser-Busch InBev Finance, Inc.(a)
675,000	2.650	02/01/21	693,330
525,000	3.650	02/01/26	551,715
75,000	4.900	02/01/46	84,073
Kraft Heinz Foods Co.(a)(c)
100,000	2.800	07/02/20	102,291
175,000	3.950	07/15/25	186,263
Pernod-Ricard SA(c)
375,000	4.450	01/15/22	404,800
Suntory Holdings Ltd.(c)
275,000	2.550	09/29/19	279,003

			2,301,475

Food & Staples Retailing – 0.6%
CVS Health Corp.(a)
125,000	2.800	07/20/20	129,607
125,000	4.125	05/15/21	136,502
225,000	3.500	07/20/22	241,209
100,000	3.875	07/20/25	107,846

			615,164

Health Care Equipment & Services – 1.1%
Becton Dickinson and Co.
200,000	2.675	12/15/19	204,323
Cigna Corp.(a)
150,000	3.250	04/15/25	149,023
Medtronic, Inc.
75,000	2.500	03/15/20	77,557
150,000	3.150	03/15/22	157,853
Stryker Corp.(a)
50,000	2.625	03/15/21	51,007
125,000	3.375	11/01/25	128,238
50,000	3.500	03/15/26	51,947
UnitedHealth Group, Inc.
100,000	4.625	07/15/35	111,346
200,000	4.750	07/15/45	229,895

			1,161,189

Healthcare – 0.1%
Dentsply Sirona, Inc.
125,000	2.750	08/15/16	125,688

Household & Personal Products – 0.1%
Newell Rubbermaid, Inc.
150,000	2.600	03/29/19	151,959

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Insurance – 0.2%
Teachers Insurance & Annuity Association of America(c)
$180,000	4.900%		09/15/44	$ 192,879

Life Insurance – 1.0%
AIA Group Ltd.(a)(c)
275,000	3.200		03/11/25	274,164
American International Group, Inc.(a)
50,000	3.750		07/10/25	50,060
25,000	4.500		07/16/44	23,549
Meiji Yasuda Life Insurance Co.(a)(b)(c)
250,000	5.200		10/20/45	269,550
Prudential Financial, Inc.(a)(b)
50,000	5.375		05/15/45	49,250
Reliance Standard Life Global Funding II(c)
225,000	2.500		01/15/20	225,732
The Northwestern Mutual Life Insurance Co.(c)
200,000	6.063		03/30/40	245,831

				1,138,136

Materials – 0.2%
Ecolab, Inc.
100,000	5.500		12/08/41	113,637
Monsanto Co.(a)
150,000	4.400		07/15/44	138,790

				252,427

Media – 0.8%
21st Century Fox America, Inc.(a)
75,000	3.700		09/15/24	78,996
CCO Safari II LLC(a)(c)
25,000	3.579		07/23/20	25,508
200,000	4.908		07/23/25	211,044
Comcast Corp.(a)
400,000	3.375		08/15/25	425,568
Time Warner Cable, Inc.
50,000	5.000		02/01/20	54,146
25,000	7.300		07/01/38	28,925
25,000	5.875	(a)	11/15/40	25,868
Time Warner, Inc.(a)
25,000	3.875		01/15/26	26,200

				876,255

Metals and Mining – 0.6%
Freeport-McMoRan, Inc.
125,000	4.000		11/14/21	88,437
Glencore Finance Canada Ltd.(c)
350,000	2.700		10/25/17	343,000
Glencore Funding LLC(c)
125,000	1.700		05/27/16	124,560
50,000	2.500		01/15/19	45,750

				601,747

Noncaptive-Financial – 0.7%
Capital One Financial Corp.(a)
200,000	4.200		10/29/25	202,921
International Lease Finance Corp.
375,000	5.750		05/15/16	375,000
150,000	7.125	(c)	09/01/18	163,312

				741,233

Pharmaceuticals, Biotechnology & Life Sciences – 2.0%
AbbVie, Inc.(a)
225,000	2.500		05/14/20	228,404

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
Actavis Funding SCS
$225,000	2.350%		03/12/18	$ 227,623
50,000	3.450	(a)	03/15/22	51,707
185,000	3.800	(a)	03/15/25	192,309
125,000	4.850	(a)	06/15/44	133,114
Bayer US Finance LLC(c)
400,000	3.000		10/08/21	418,420
EMD Finance LLC(a)(c)
375,000	2.950		03/19/22	382,768
Forest Laboratories, Inc.(a)(c)
325,000	4.375		02/01/19	344,833
100,000	5.000		12/15/21	111,642
Thermo Fisher Scientific, Inc.(a)
100,000	3.650		12/15/25	102,136

				2,192,956

Pipelines – 0.9%
Columbia Pipeline Group, Inc.(a)(c)
100,000	3.300		06/01/20	99,381
Enbridge, Inc.(a)
50,000	3.500		06/10/24	44,435
EnLink Midstream Partners LP(a)
175,000	4.150		06/01/25	134,312
Enterprise Products Operating LLC(a)
25,000	3.350		03/15/23	24,597
Enterprise Products Operating LLC Series A(a)(b)
450,000	8.375		08/01/66	355,500
Sunoco Logistics Partners Operations LP(a)
50,000	4.250		04/01/24	45,442
Tennessee Gas Pipeline Co. LLC
50,000	8.375		06/15/32	54,035
Western Gas Partners LP(a)
100,000	3.950		06/01/25	85,500
Williams Partners LP(a)
175,000	3.900		01/15/25	141,313

				984,515

Property/Casualty Insurance(a) – 0.1%
Allied World Assurance Co. Holdings Ltd.
25,000	4.350		10/29/25	25,126
Chubb Corp.(b)
125,000	6.375		04/15/37	108,125

				133,251

Real Estate Development – 0.2%
MDC Holdings, Inc.(a)
150,000	5.500		01/15/24	144,437
125,000	6.000		01/15/43	97,786

				242,223

Real Estate Investment Trusts – 2.9%
American Campus Communities Operating Partnership LP(a)
275,000	4.125		07/01/24	284,298
Brixmor Operating Partnership LP(a)
75,000	3.850		02/01/25	68,727
Camden Property Trust
325,000	5.700		05/15/17	338,250
CubeSmart LP(a)
125,000	4.000		11/15/25	127,113
DDR Corp.
375,000	7.500		04/01/17	395,942
225,000	7.875		09/01/20	269,977
HCP, Inc.
275,000	6.000		01/30/17	284,075
25,000	2.625	(a)	02/01/20	24,638

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
Healthcare Realty Trust, Inc.
$350,000	5.750%		01/15/21	$ 389,203
Healthcare Trust of America Holdings LP(a)
100,000	3.375		07/15/21	100,318
National Retail Properties, Inc.(a)
125,000	4.000		11/15/25	127,310
Select Income REIT(a)
50,000	2.850		02/01/18	50,094
75,000	3.600		02/01/20	75,373
Senior Housing Properties Trust(a)
100,000	3.250		05/01/19	99,517
Ventas Realty LP(a)
125,000	3.500		02/01/25	122,628
Welltower, Inc.
375,000	2.250		03/15/18	375,438

				3,132,901

Software & Services(a) – 0.6%
Fidelity National Information Services, Inc.
250,000	3.625		10/15/20	258,511
Fiserv, Inc.
150,000	2.700		06/01/20	151,991
Microsoft Corp.
200,000	3.125		11/03/25	210,458

				620,960

Technology – 0.4%
Amphenol Corp.(a)
125,000	3.125		09/15/21	127,597
Cisco Systems, Inc.
100,000	2.200		02/28/21	101,932
Intel Corp.(a)
200,000	3.700		07/29/25	218,805

				448,334

Technology Hardware & Equipment – 0.1%
Hewlett Packard Enterprise Co.(a)(c)
150,000	4.900		10/15/25	153,899

Tobacco – 1.8%
BAT International Finance PLC(c)
400,000	3.950		06/15/25	437,860
Imperial Brands Finance PLC(c)
400,000	2.050		02/11/18	401,150
Philip Morris International, Inc.(a)
125,000	2.750		02/25/26	126,977
Reynolds American, Inc.(a)
875,000	4.450		06/12/25	961,835

				1,927,822

Transportation(c) – 0.5%
ERAC USA Finance LLC
350,000	2.350		10/15/19	350,600
Penske Truck Leasing Co. LP / PTL Finance Corp.(a)
200,000	3.375		02/01/22	198,570

				549,170

Wireless Telecommunications – 2.8%
American Tower Corp.
75,000	3.300	(a)	02/15/21	76,312
125,000	4.700		03/15/22	135,043
AT&T, Inc.
250,000	3.800		03/15/22	261,986
50,000	4.450	(a)	04/01/24	54,105

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Wireless Telecommunications – (continued)
Verizon Communications, Inc.
	$607,000	2.625%	02/21/20	$ 623,256
	850,000	4.500	09/15/20	938,353
	800,000	5.150	09/15/23	923,142

				3,012,197

Wirelines Telecommunications – 0.4%
Telefonica Emisiones SAU
	175,000	3.192	04/27/18	179,434
	225,000	5.462	02/16/21	254,222

				433,656

TOTAL CORPORATE OBLIGATIONS (Cost $36,006,767)				$ 36,600,580

Mortgage-Backed Obligations – 34.3%
Adjustable Rate Non-Agency(a)(b) – 0.5%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
	$165,113	1.851%	09/25/35	$ 137,877
Lehman XS Trust Series 2005-7N, Class 1A1A
	243,705	0.703	12/25/35	205,251
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	298,689	1.201	12/25/46	218,409

				561,537

Collateralized Mortgage Obligations – 5.8%
Agency Multi-Family – 4.9%
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2(b)
	$300,000	3.300%	04/25/23	$ 324,864
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2(b)
	300,000	3.034	10/25/20	317,898
FNMA
	359,157	2.800	03/01/18	365,190
	1,021,535	3.740	05/01/18	1,068,151
	320,000	3.840	05/01/18	335,546
	800,000	4.506	06/01/19	839,670
	162,597	3.414	10/01/20	175,055
	169,438	3.619	12/01/20	183,182
	884,110	3.766	12/01/20	959,847
	363,967	4.380	06/01/21	405,098
FNMA ACES Series 2012-M8, Class A2
	100,000	2.349	05/25/22	101,954
FNMA ACES Series 2012-M8, Class ASQ2
	72,980	1.520	12/25/19	73,303
GNMA
	122,140	3.950	07/15/25	135,906

				5,285,664

Regular Floater(a)(b) – 0.5%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	65,661	0.843	09/20/66	63,247
Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	176,765	0.066	09/20/66	195,506
Connecticut Avenue Securities Series 2014-C03, Class 1M1
	$33,130	1.633	07/25/24	33,011
Connecticut Avenue Securities Series 2015-C01, Class 2M1
	2,430	1.933	02/25/25	2,430

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(a)(b) – (continued)
Leek Finance Number Eighteen PLC Series 18X, Class A2B
	$165,776	0.883%	09/21/38	$ 174,507
Leek Finance Number Eighteen PLC Series 18X, Class A2C
EUR	41,444	0.026	09/21/38	49,787
Leek Finance Number Seventeen PLC Series 17X, Class A2C
	26,081	0.046	12/21/37	31,843

				550,331

Sequential Fixed Rate – 0.4%
FNMA REMIC Series 2012-111, Class B
	$28,411	7.000	10/25/42	32,854
FNMA REMIC Series 2012-153, Class B
	72,987	7.000	07/25/42	86,112
National Credit Union Administration Guaranteed Notes Series A4
	300,000	3.000	06/12/19	317,215

				436,181

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$ 6,272,176

Commercial Mortgage-Backed Securities – 2.2%
Sequential Fixed Rate(b) – 2.2%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A
	$313,126	5.774%	02/10/51	$ 324,524
FREMF Mortgage Trust Series 2014-K40, Class C(a)(c)(d)
	100,000	4.072	11/25/47	87,327
FREMF Mortgage Trust Series 2014-K41, Class B(a)(c)
	100,000	3.831	11/25/47	88,974
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(d)
	601,369	5.794	08/10/45	618,280
GS Mortgage Securities Trust Series 2007-GG10, Class A4(d)
	263,861	5.794	08/10/45	269,647
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A1A
	274,317	5.811	06/12/43	274,769
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A1A(d)
	255,124	5.699	02/12/49	262,343
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A
	490,586	5.608	05/15/46	500,895

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$ 2,426,759

Federal Agencies – 25.8%
Adjustable Rate FHLMC(b) – 0.5%
	$541,988	2.500%	09/01/35	$ 572,626

Adjustable Rate FNMA(b) – 1.1%
	284,148	2.104	05/01/33	294,524
	507,841	2.458	05/01/35	536,538
	368,768	2.755	09/01/35	391,918

				1,222,980

FHLMC – 2.4%
	48,643	5.500	02/01/18	50,290
	5,064	5.500	04/01/18	5,221
	2,326	4.500	09/01/18	2,399
	7,438	5.500	09/01/18	7,766
	125	9.500	08/01/19	126
	23	9.500	08/01/20	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$43,256	6.500%	10/01/20	$ 49,499
9,686	4.500	07/01/24	10,369
52,621	4.500	11/01/24	56,499
11,436	4.500	12/01/24	12,261
10,614	6.000	03/01/29	12,019
161	6.000	04/01/29	182
13,261	7.500	12/01/29	15,121
129,506	7.000	05/01/32	154,798
202	6.000	08/01/32	233
79,200	7.000	12/01/32	94,787
4,996	5.000	10/01/33	5,514
6,948	5.000	07/01/35	7,664
9,356	5.000	12/01/35	10,433
78,591	5.500	01/01/37	87,565
2,300	5.000	03/01/38	2,526
137,317	7.000	02/01/39	161,975
5,197	5.000	06/01/41	5,728
1,807,989	3.500	04/01/43	1,899,235

			2,652,235

FNMA – 9.0%
254	6.500	05/01/16	253
2,319	6.500	09/01/16	2,333
3,298	6.500	11/01/16	3,323
309	7.500	04/01/17	311
57,512	5.500	02/01/18	59,435
61,963	5.000	05/01/18	63,922
5,990	6.500	08/01/18	6,854
39,010	7.000	08/01/18	40,505
1,112	5.000	06/01/23	1,176
36,802	5.000	08/01/23	40,685
104,521	5.500	09/01/23	114,172
28,895	5.500	10/01/23	31,706
1,651	6.000	12/01/23	1,882
7,242	4.500	07/01/24	7,762
128,819	4.500	11/01/24	138,369
54,102	4.500	12/01/24	58,138
67	7.000	07/01/25	78
56	7.000	11/01/25	57
14,094	9.000	11/01/25	16,786
45,254	7.000	08/01/26	52,656
678	7.000	08/01/27	803
5,284	7.000	09/01/27	5,860
151	7.000	01/01/28	178
3,260	6.000	01/01/29	3,714
80,225	6.000	02/01/29	92,280
74,398	6.000	06/01/29	85,683
25,556	8.000	10/01/29	31,268
6,829	7.000	12/01/29	8,139
35,434	5.000	01/01/30	39,164
1,340	8.500	04/01/30	1,672
2,495	8.000	05/01/30	2,927
272	8.500	06/01/30	305
7,882	7.000	05/01/32	9,487
62,262	7.000	06/01/32	74,405
81,397	7.000	08/01/32	97,517
14,319	8.000	08/01/32	15,866
3,549	5.000	08/01/33	3,931
906	5.500	09/01/33	1,023
1,137	5.500	02/01/34	1,285
212	5.500	04/01/34	241
8,061	5.500	12/01/34	9,124
35,311	5.000	04/01/35	39,405
62,652	6.000	04/01/35	72,232

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,392	5.500%	09/01/35		$ 1,583
137,905	6.000	10/01/35		157,334
330,819	6.000	09/01/36		377,425
100	5.500	02/01/37		114
202	5.500	04/01/37		228
63	5.500	05/01/37		71
207,333	5.500	08/01/37		232,990
252	5.500	03/01/38		285
224	5.500	06/01/38		253
223	5.500	07/01/38		252
235	5.500	08/01/38		265
228	5.500	09/01/38		258
2,919	5.500	10/01/38		3,297
63	5.500	12/01/38		71
145,796	5.000	01/01/39		162,978
91,295	7.000	03/01/39		107,724
279,232	6.000	05/01/39		317,953
21,986	4.500	08/01/39		24,301
63,168	3.000	01/01/43		65,263
252,665	3.000	03/01/43		261,045
348,751	3.000	04/01/43		360,317
264,985	3.000	05/01/43		273,773
969,606	3.500	07/01/43		1,017,243
128,183	3.500	11/01/45		134,498
890,439	3.500	12/01/45		934,040
4,000,000	3.000	TBA-30yr	(e)	4,103,437

				9,773,910

GNMA – 12.8%
2,340	7.000	10/15/25		2,397
9,871	7.000	11/15/25		10,889
1,371	7.000	02/15/26		1,419
6,758	7.000	04/15/26		7,710
3,442	7.000	03/15/27		4,110
59,466	7.000	11/15/27		69,759
1,816	7.000	01/15/28		2,149
20,030	7.000	02/15/28		22,321
3,132	7.000	03/15/28		3,642
1,088	7.000	04/15/28		1,308
351	7.000	05/15/28		415
4,825	7.000	06/15/28		5,776
10,298	7.000	07/15/28		12,306
14,371	7.000	09/15/28		17,320
2,421	7.000	11/15/28		2,912
3,295	7.500	11/15/30		3,307
193,470	6.000	08/20/34		223,495
222,081	5.000	06/15/40		248,120
48,230	3.500	09/20/45		51,056
1,344,542	4.000	10/20/45		1,439,500
11,000,000	4.000	TBA-30yr	(e)	11,762,266

				13,892,177

TOTAL FEDERAL AGENCIES				$ 28,113,928

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $36,833,552)				$ 37,374,400

Agency Debentures – 2.3%
FHLB
$600,000	2.125%	06/09/23		$ 609,725
100,000	3.375	12/08/23		110,195

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – (continued)
FNMA
$400,000	6.250%	05/15/29	$ 571,152
Tennessee Valley Authority
500,000	3.875	02/15/21	556,502
500,000	5.375	04/01/56	647,499

TOTAL AGENCY DEBENTURES (Cost $2,272,537)			$ 2,495,073

Asset-Backed Securities(b) – 8.5%
Collateralized Loan Obligations – 4.0%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(c)
$350,165	1.266%	11/01/18	$ 347,383
Acis CLO Ltd. Series 2013-1A, Class ACOM(a)(c)
1,500,000	1.847	04/18/24	1,426,800
Acis CLO Ltd. Series 2013-2A, Class A(a)(c)
107,904	1.124	10/14/22	106,286
Acis CLO Ltd. Series 2013-2A, Class ACOM(a)(c)
747,170	1.322	10/14/22	729,387
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)(c)
169,974	0.868	04/29/19	166,405
Ocean Trails CLO I Series 2006-1X, Class A1(a)
632,968	0.871	10/12/20	623,976
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(a)(c)
950,000	0.000	04/17/25	919,220
Red River CLO Ltd. Series 1A, Class A(a)(c)
79,200	0.886	07/27/18	78,937

			4,398,394

Home Equity(a) – 2.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
50,030	7.000	09/25/37	49,637
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
96,860	6.691	09/25/37	96,876
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM(c)
900,000	0.000	10/20/26	879,480
Sound Point CLO VIII Ltd. Series 2015-1A, Class A(c)
900,000	2.152	04/15/27	890,252
Sound Point CLO VIII Ltd. Series 2015-1A, Class B(c)
250,000	2.672	04/15/27	235,087

			2,151,332

Student Loans – 2.5%
Access Group, Inc. Series 2005-2, Class A3(a)
250,977	0.798	11/22/24	248,178
Chase Education Loan Trust Series 2007-A, Class A3
77,882	0.700	12/28/23	76,007
Edsouth Indenture No 10 LLC Series 2015-2, Class A(a)(c)
550,231	1.433	12/25/56	547,587
Nelnet Student Loan Trust Series 2006-2, Class A5(a)
484,575	0.719	01/25/30	472,389
Northstar Education Finance, Inc. Series 2004-2, Class A3
60,740	0.791	07/30/18	60,420
Scholar Funding Trust Series 2010-A, Class A(a)(c)
180,821	1.371	10/28/41	174,228
SLC Student Loan Trust Series 2006-1, Class A5(a)
500,000	0.744	03/15/27	475,862
SLM Student Loan Trust Series 2005-3, Class A5(a)
245,355	0.709	10/25/24	239,939

Principal Amount		Interest Rate	Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Student Loans – (continued)
SLM Student Loan Trust Series 2006-2, Class A5(a)
	$401,192	0.729%	07/25/25	$ 395,683

				2,690,293

TOTAL ASSET-BACKED SECURITIES (Cost $9,279,713)				$ 9,240,019

Foreign Debt Obligations – 2.7%
Sovereign – 2.5%
Chile Government International Bond
	$468,000	3.125%	01/21/26	$ 473,850
Colombia Government International Bond(a)
	240,000	4.000	02/26/24	241,200
Indonesia Government International Bond(c)
	230,000	4.750	01/08/26	240,925
Italy Buoni Poliennali Del Tesoro
EUR	228,971	2.350	09/15/19	286,525
Mexico Government International Bond
	$470,000	3.600	01/30/25	478,695
	160,000	4.750	03/08/44	160,000
	200,000	4.600	01/23/46	196,000
	10,000	5.750	10/12/10	10,175
Peruvian Government International Bond
	110,000	6.550	03/14/37	136,950
Spain Government Inflation Linked Bond(c)
EUR	266,298	0.550	11/30/19	314,233
Turkey Government International Bond
	$260,000	4.250	04/14/26	252,200

				2,790,753

Supranational – 0.2%
Inter-American Development Bank
	200,000	1.000	02/27/18	198,924

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $2,953,525)				$ 2,989,677

Municipal Debt Obligations – 1.3%
California – 0.3%
California State Various Purpose GO Bonds Series 2010
	$140,000	7.950%	03/01/36	$ 169,396
	105,000	7.625	03/01/40	160,690

				330,086

Illinois – 0.2%
Illinois State GO Bonds for Build America Bonds Series 2010-5
	250,000	7.350	07/01/35	273,140

New York – 0.5%
Rensselaer Polytechnic Institute Taxable Bonds Series 2010
	475,000	5.600	09/01/20	539,909

Ohio – 0.3%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
	250,000	6.270	02/15/50	302,872

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $1,224,919)				$ 1,446,007

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Government Guarantee Obligations – 2.4%
Hashemite Kingdom of Jordan Government AID Bond(f)
$700,000	2.503%		10/30/20	$ 730,196
Israel Government AID Bond(f)
400,000	5.500		09/18/23	498,495
200,000	5.500		12/04/23	250,244
100,000	5.500		04/26/24	125,367
KFW(g)
1,000,000	1.125		08/06/18	1,003,121

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS (Cost $2,553,852)				$ 2,607,423

Commercial Paper – 0.7%
Barclays Bank PLC(a)(b)(c)
$750,000	1.222%		04/13/16	$ 749,986
(Cost $750,000)

U.S. Treasury Obligations – 20.3%
United States Treasury Bonds
$2,800,000	3.625	%(h)	08/15/43	$ 3,402,588
960,000	3.750		11/15/43	1,193,069
600,000	3.625		02/15/44	728,238
1,300,000	3.375		05/15/44	1,507,727
100,000	3.000		11/15/44	107,942
200,000	2.875		08/15/45	210,466
United States Treasury Inflation-Protected Securities
312,924	0.125		04/15/17	316,541
1,127,390	0.125		04/15/18	1,147,818
303,324	0.125		04/15/19	310,006
314,025	0.125		01/15/22	319,078
102,640	0.125		01/15/23	103,602
254,510	0.375		07/15/23	262,423
619,376	0.625		01/15/24	645,600
149,666	0.125		07/15/24	150,368
386,218	2.500		01/15/29	486,032
109,613	2.125		02/15/40	140,390
294,800	1.375		02/15/44	331,051
United States Treasury Notes
1,600,000	1.000		12/31/17	1,607,488
3,400,000	1.625		06/30/20	3,467,932
2,200,000	1.625		07/31/20	2,243,824
1,300,000	1.500		02/28/23	1,296,568
600,000	1.500		03/31/23	598,080
United States Treasury Principal-Only STRIPS(i)
1,900,000	0.000		11/15/27	1,514,737

TOTAL U.S. TREASURY OBLIGATIONS (Cost $20,536,364)				$ 22,091,568

Shares	Distribution Rate			Value
Investment Company(b)(j) – 2.1%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
2,331,626	0.255%			$ 2,331,626
(Cost $2,331,626)
TOTAL INVESTMENTS – 108.2% (Cost $114,742,855)				$117,926,359

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.2)%				(8,906,684)

NET ASSETS – 100.0%				$109,019,675

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $17,154,485, which represents approximately 15.7% of net assets as of March 31, 2016.

(d)	Interest is based on the weighted net interest rate of the collateral.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $15,865,703 which represents approximately 14.6% of net assets as of March 31, 2016.

(f)	Guaranteed by the United States Government. Total market value of these securities amounts to $1,604,302, which represents 1.5% of net assets as of March 31, 2016.

(g)	Guaranteed by a foreign government under maturity. Total market value of these securities amounts to $1,003,121, which represents 0.9% of net assets as of March 31, 2016.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Represents an affiliated issuer.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Investment Abbreviations:
BA	— Banker Acceptance Rate
BBR	— Bank Bill Reference Rate
EURIBOR	— Euro Interbank Offered Rate
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
LIBOR	— London Interbank Offered Rate
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
RMKT	— Remarketed
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Bank of America, N.A.	AUD	225,000	USD	172,272	04/26/16	$172,300	$28
	CAD	52,355	USD	37,626	04/06/16	40,312	2,686
	GBP	66,485	USD	95,415	04/07/16	95,490	75
	JPY	80,407,288	USD	710,021	04/26/16	714,940	4,919
	NZD	509,000	USD	339,404	04/26/16	351,410	12,006
	SEK	5,938,819	EUR	636,804	04/26/16	732,107	7,011
Barclays Bank PLC	AUD	410,269	USD	308,507	04/26/16	314,175	5,668
	CAD	224,188	USD	172,000	04/26/16	172,624	624
	EUR	151,000	GBP	118,296	04/26/16	171,936	2,022
	EUR	96,417	SEK	889,447	04/26/16	109,785	139
	GBP	61,041	EUR	77,000	04/26/16	87,676	0
	GBP	299,534	USD	428,197	04/07/16	430,209	2,012
	NZD	128,000	USD	84,842	04/26/16	88,371	3,529
BNP Paribas SA	AUD	113,000	USD	84,586	04/26/16	86,533	1,947
	CHF	83,609	EUR	76,000	04/26/16	87,035	498
	EUR	153,000	GBP	119,419	04/26/16	174,213	2,687
	EUR	383,000	USD	428,648	04/26/16	436,103	7,455
	GBP	19,976	USD	28,350	04/26/16	28,693	343
	NOK	876,937	USD	102,916	04/26/16	105,968	3,052
	NZD	55,991	USD	37,350	04/26/16	38,656	1,306
	SEK	721,097	EUR	77,000	04/26/16	88,893	1,217
	USD	86,743	EUR	76,000	04/26/16	86,538	205
Citibank, N.A.	EUR	78,000	CHF	84,309	06/15/16	88,959	988
	EUR	154,000	GBP	119,829	04/26/16	175,352	3,236
	EUR	76,000	NOK	713,686	04/26/16	86,537	296
	EUR	76,000	SEK	701,936	04/26/16	86,537	6
	EUR	75,000	USD	84,780	04/26/16	85,399	619
	GBP	28,806	USD	40,824	04/26/16	41,376	552
	NOK	1,441,872	EUR	152,000	04/26/16	174,234	1,160
	NZD	267,178	USD	181,424	04/26/16	184,458	3,034
	SEK	65,553	EUR	7,057	04/26/16	8,081	46
	USD	34,463	NZD	49,870	04/26/16	34,430	33
Credit Suisse International	GBP	62,811	USD	88,843	04/07/16	90,213	1,370
JPMorgan Chase Bank, N.A.	EUR	244,393	USD	274,246	05/19/16	278,481	4,235
	NZD	125,000	USD	86,286	04/26/16	86,300	14
Morgan Stanley Co., Inc.	EUR	76,000	USD	85,680	04/26/16	86,537	857
	NZD	127,000	USD	84,888	04/26/16	87,680	2,792
Standard Chartered Bank	AUD	114,000	USD	85,938	04/26/16	87,299	1,361
	EUR	697,351	USD	779,147	04/26/16	794,038	14,891
	NZD	72,255	USD	47,661	04/26/16	49,884	2,223
State Street Bank	CHF	83,301	EUR	76,000	04/26/16	86,715	178
	EUR	77,000	SEK	710,833	04/26/16	87,676	48
	EUR	150,388	USD	168,623	04/26/16	171,239	2,616
	GBP	60,387	EUR	76,000	04/26/16	86,737	200
	GBP	31,356	USD	44,256	04/26/16	45,038	782
	NOK	713,040	EUR	75,000	04/26/16	86,163	764
	NOK	1,473,810	EUR	156,000	06/15/16	178,043	126
	SEK	12,058,789	EUR	1,297,790	04/26/16	1,486,545	8,818
	USD	86,164	AUD	112,000	04/26/16	85,767	397
	USD	269,656	JPY	30,045,864	04/26/16	267,152	2,504
Westpac Banking Corp.	AUD	96,050	USD	72,502	04/26/16	73,553	1,051
	NZD	327,905	USD	222,763	04/26/16	226,383	3,620
	USD	86,067	NZD	124,000	04/26/16	85,609	458

TOTAL							$118,704

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

Bank of America, N.A.	USD	85,109	EUR	75,000	04/26/16	$85,399	$(290)
Barclays Bank PLC	CAD	220,669	USD	170,000	04/26/16	169,915	(85)
	USD	256,000	CAD	340,536	04/26/16	262,212	(6,212)
	USD	86,367	EUR	76,000	04/26/16	86,537	(170)
	USD	84,906	NZD	126,000	04/26/16	86,990	(2,084)
BNP Paribas SA	CHF	84,096	EUR	77,151	06/15/16	87,747	(242)
	USD	170,482	EUR	152,000	04/26/16	173,075	(2,593)
	USD	178,919	JPY	20,289,720	04/26/16	180,406	(1,487)
	USD	57,946	SEK	483,097	04/26/16	59,554	(1,608)
Citibank, N.A.	EUR	153,329	CHF	168,087	04/26/16	174,588	(387)
	EUR	99,545	SEK	925,578	04/26/16	113,347	(753)
	GBP	180,804	EUR	229,000	04/26/16	259,696	(1,054)
	JPY	3,869,031	USD	34,501	04/26/16	34,401	(100)
	USD	327,911	AUD	441,756	04/26/16	338,287	(10,376)
	USD	375,796	CAD	501,132	04/26/16	385,871	(10,075)
	USD	175,891	EUR	157,621	04/26/16	179,474	(3,583)
	USD	123,007	GBP	86,450	04/07/16	124,165	(1,158)
	USD	37,520	JPY	4,257,814	04/26/16	37,858	(338)
	USD	37,434	SEK	312,735	04/26/16	38,553	(1,119)
JPMorgan Chase Bank, N.A.	USD	170,877	EUR	152,000	04/26/16	173,076	(2,199)
	USD	1,177,631	EUR	1,049,441	05/19/16	1,195,818	(18,187)
	USD	79,678	SEK	684,927	04/19/16	84,414	(4,736)
	USD	54,483	SEK	453,372	04/26/16	55,889	(1,406)
Morgan Stanley Co., Inc.	USD	170,000	JPY	19,188,750	04/26/16	170,616	(616)
	USD	85,853	NZD	128,000	04/26/16	88,370	(2,517)
Royal Bank of Canada	USD	91,709	JPY	10,391,269	05/06/16	92,420	(711)
Royal Bank of Scotland	USD	474,342	GBP	331,580	04/07/16	476,236	(1,894)
State Street Bank	EUR	155,000	SEK	1,438,006	04/26/16	176,491	(779)
	USD	442,514	AUD	596,125	04/26/16	456,499	(13,985)
	USD	83,411	CAD	111,001	04/26/16	85,471	(2,060)
	USD	34,020	EUR	30,639	04/26/16	34,887	(867)
Westpac Banking Corp.	USD	141,500	AUD	186,224	04/26/16	142,606	(1,106)
	USD	85,103	EUR	75,000	04/26/16	85,399	(296)
	USD	471,460	NZD	700,270	04/26/16	483,462	(12,002)

TOTAL							$(107,075)

FORWARD SALES CONTRACTS — At March 31, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FHLMC (Proceeds Received: $1,040,156)	3.500%	TBA-30yr	04/15/46	$(1,000,000)	$(1,046,992)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

U.S. Long Bond	13	June 2016	$2,137,688	$(8,728)
U.S. Ultra Long Treasury Bonds	(11)	June 2016	(1,897,844)	18,188
2 Year U.S. Treasury Notes	35	June 2016	7,656,250	7,310
5 Year U.S. Treasury Notes	15	June 2016	1,817,461	1,378
10 Year Australian Government Bonds	3	June 2016	301,148	2,019
10 Year U.S. Treasury Notes	(26)	June 2016	(3,390,156)	(10,954)

TOTAL				$9,213

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2016	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America Investment Grade Index	$1,525	(1.000)%	06/20/21	0.796%	$(14,778)	$(1,151)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
	Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	SEK	11,770	06/15/18	0.050%	3 Month STIBOR	$11,384	$(967)
	EUR	1,230	02/26/20	0.050	6 Month EURIBOR	544	97
	AUD	490	06/15/21	2.500	6 Month BBR	1,282	1,628
	CAD	4,130	06/15/21	1.000	3 Month BA	120	457
	GBP	360	06/15/21	6 Month LIBOR	1.750%	(19,011)	781
	SEK	12,030	06/15/21	3 Month STIBOR	0.500	(10,824)	133
		$1,990	06/15/21	3 Month LIBOR	2.000	(57,995)	(16,220)
	EUR	1,040	06/15/23	0.750	6 Month EURIBOR	34,271	6,581
	JPY	189,390	06/15/23	6 Month LIBOR	0.100	(8,522)	(482)
	EUR	550	09/16/25	2.000	6 Month EURIBOR	(510)	33,352
	GBP	400	09/16/25	6 Month LIBOR	2.750	(9,647)	(16,445)
	EUR	1,360	01/06/26	1.550	6 Month EURIBOR	5,418	35,894
	AUD	350	03/24/26	3.100	6 Month BBR	1,133	858
		1,650	06/15/26	3.000	6 Month BBR	33,535	8,953
	EUR	2,670	06/15/26	1.000	6 Month EURIBOR	128,660	1,590
	NZD	790	06/15/26	3 Month BBR	3.000	6,052	(5,460)
	SEK	4,640	06/15/26	3 Month STIBOR	1.250	(2,040)	(1,048)
		$890	06/15/26	3 Month LIBOR	2.250	(32,140)	(15,519)
	AUD	280	06/16/26	3.000	6 Month BBR	4,379	2,826
	JPY	22,420	03/30/36	6 Month LIBOR	0.900	(435)	(282)
		9,070	06/15/36	6 Month LIBOR	0.500	81	19
	GBP	380	01/05/46	6 Month LIBOR	2.250	(15,261)	(22,408)
		570	06/15/46	6 Month LIBOR	2.000	(72,050)	1,931
		$50	06/15/46	2.500	3 Month LIBOR	3,929	161

TOTAL						$2,353	$16,430

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$114,749,871

Gross unrealized gain	4,201,545
Gross unrealized loss	(1,025,057)

Net unrealized security gain	$3,176,488

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 99.4%
Automobiles & Components – 0.9%
1,939	BorgWarner, Inc.	$ 74,458
2,571	Delphi Automotive PLC	192,876
35,556	Ford Motor Co.	480,006
12,983	General Motors Co.	408,056
1,761	Harley-Davidson, Inc.	90,392
5,976	Johnson Controls, Inc.	232,885
2,525	The Goodyear Tire & Rubber Co.	83,274

		1,561,947

Banks – 5.2%
94,619	Bank of America Corp.	1,279,249
7,100	BB&T Corp.	236,217
27,057	Citigroup, Inc.	1,129,630
4,892	Citizens Financial Group, Inc.	102,487
1,626	Comerica, Inc.	61,577
7,036	Fifth Third Bancorp	117,431
7,198	Huntington Bancshares, Inc.	68,669
33,593	JPMorgan Chase & Co.	1,989,377
7,808	KeyCorp	86,200
1,425	M&T Bank Corp.	158,175
2,938	People’s United Financial, Inc.	46,802
11,502	Regions Financial Corp.	90,291
4,694	SunTrust Banks, Inc.	169,360
4,572	The PNC Financial Services Group, Inc.	386,654
14,851	U.S. Bancorp	602,802
42,170	Wells Fargo & Co.	2,039,341
1,886	Zions Bancorporation	45,660

		8,609,922

Capital Goods – 7.2%
5,550	3M Co.	924,796
908	Allegion PLC	57,849
2,181	AMETEK, Inc.	109,006
5,305	Caterpillar, Inc.	406,045
1,480	Cummins, Inc.	162,711
5,497	Danaher Corp.	521,445
2,720	Deere & Co.	209,413
1,405	Dover Corp.	90,384
4,167	Eaton Corp. PLC	260,687
5,857	Emerson Electric Co.	318,504
2,645	Fastenal Co.	129,605
1,146	Flowserve Corp.	50,894
1,322	Fluor Corp.	70,991
2,662	General Dynamics Corp.	349,707
85,425	General Electric Co.	2,715,661
7,050	Honeywell International, Inc.	789,952
3,024	Illinois Tool Works, Inc.	309,779
2,382	Ingersoll-Rand PLC	147,708
1,109	Jacobs Engineering Group, Inc.*	48,297
746	L-3 Communications Holdings, Inc.	88,401
2,396	Lockheed Martin Corp.	530,714
3,036	Masco Corp.	95,482
1,645	Northrop Grumman Corp.	325,545
3,285	PACCAR, Inc.	179,657
1,248	Parker-Hannifin Corp.	138,628
1,680	Pentair PLC	91,157
1,424	Quanta Services, Inc.*	32,125
2,741	Raytheon Co.	336,129
1,236	Rockwell Automation, Inc.	140,595
1,178	Rockwell Collins, Inc.	108,623
936	Roper Technologies, Inc.	171,073

Shares	Description	Value
Common Stocks – (continued)
Capital Goods – (continued)
513	Snap-on, Inc.	$ 80,536
1,363	Stanley Black & Decker, Inc.	143,401
2,573	Textron, Inc.	93,812
5,689	The Boeing Co.	722,162
828	United Rentals, Inc.*	51,493
7,107	United Technologies Corp.	711,411
530	W.W. Grainger, Inc.	123,718
1,690	Xylem, Inc.	69,121

		11,907,217

Commercial & Professional Services – 0.8%
816	Cintas Corp.	73,285
1,107	Equifax, Inc.	126,519
3,343	Nielsen Holdings PLC	176,043
1,596	Pitney Bowes, Inc.	34,378
2,108	Republic Services, Inc.	100,446
1,283	Robert Half International, Inc.	59,762
790	Stericycle, Inc.*	99,690
1,529	The ADT Corp.	63,087
341	The Dun & Bradstreet Corp.	35,150
3,941	Tyco International PLC	144,674
1,389	Verisk Analytics, Inc.*	111,009
3,829	Waste Management, Inc.	225,911

		1,249,954

Consumer Durables & Apparel – 1.5%
2,614	Coach, Inc.	104,795
3,005	D.R. Horton, Inc.	90,841
1,050	Garmin Ltd.	41,958
3,594	Hanesbrands, Inc.	101,854
676	Harman International Industries, Inc.	60,191
1,067	Hasbro, Inc.	85,467
1,204	Leggett & Platt, Inc.	58,274
1,593	Lennar Corp. Class A	77,037
3,224	Mattel, Inc.	108,391
1,660	Michael Kors Holdings Ltd.*	94,554
585	Mohawk Industries, Inc.*	111,676
2,369	Newell Rubbermaid, Inc.	104,923
12,289	NIKE, Inc. Class B	755,405
3,126	PulteGroup, Inc.	58,487
784	PVH Corp.	77,663
549	Ralph Lauren Corp.	52,847
1,605	Under Armour, Inc. Class A*	136,152
3,054	VF Corp.	197,777
699	Whirlpool Corp.	126,058

		2,444,350

Consumer Services – 1.9%
4,080	Carnival Corp.	215,302
271	Chipotle Mexican Grill, Inc.*	127,633
1,097	Darden Restaurants, Inc.	72,731
2,181	H&R Block, Inc.	57,622
1,762	Marriott International, Inc. Class A	125,419
8,272	McDonald’s Corp.	1,039,625
1,601	Royal Caribbean Cruises Ltd.	131,522
13,530	Starbucks Corp.	807,741
1,512	Starwood Hotels & Resorts Worldwide, Inc.	126,146
985	Wyndham Worldwide Corp.	75,284
716	Wynn Resorts Ltd.	66,896

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – (continued)
3,713	Yum! Brands, Inc.	$ 303,909

		3,149,830

Diversified Financials – 4.7%
502	Affiliated Managers Group, Inc.*	81,525
7,496	American Express Co.	460,254
1,522	Ameriprise Financial, Inc.	143,083
17,106	Berkshire Hathaway, Inc. Class B*	2,426,999
1,153	BlackRock, Inc.	392,677
4,861	Capital One Financial Corp.	336,916
3,112	CME Group, Inc.	298,907
3,753	Discover Financial Services	191,103
2,668	E*TRADE Financial Corp.*	65,339
3,395	Franklin Resources, Inc.	132,575
1,039	Intercontinental Exchange, Inc.	244,310
3,701	Invesco Ltd.	113,880
979	Legg Mason, Inc.	33,952
2,947	Leucadia National Corp.	47,653
2,392	McGraw Hill Financial, Inc.	236,760
1,574	Moody’s Corp.	151,985
13,774	Morgan Stanley	344,488
1,091	Nasdaq, Inc.	72,420
3,037	Navient Corp.	36,353
1,975	Northern Trust Corp.	128,711
3,602	State Street Corp.	210,789
7,657	Synchrony Financial*	219,450
2,293	T. Rowe Price Group, Inc.	168,444
9,749	The Bank of New York Mellon Corp.	359,056
11,091	The Charles Schwab Corp.	310,770
3,570	The Goldman Sachs Group, Inc.(a)	560,419

		7,768,818

Energy – 6.7%
4,577	Anadarko Petroleum Corp.	213,151
3,537	Apache Corp.	172,641
3,950	Baker Hughes, Inc.	173,128
3,947	Cabot Oil & Gas Corp.	89,614
1,761	Cameron International Corp.*	118,075
5,166	Chesapeake Energy Corp.	21,284
17,228	Chevron Corp.	1,643,551
867	Cimarex Energy Co.	84,333
3,150	Columbia Pipeline Group, Inc.	79,065
1,193	Concho Resources, Inc.*	120,541
11,250	ConocoPhillips	453,037
4,693	Devon Energy Corp.	128,776
746	Diamond Offshore Drilling, Inc.	16,211
4,984	EOG Resources, Inc.	361,739
1,437	EQT Corp.	96,653
37,928	Exxon Mobil Corp.	3,170,402
2,016	FMC Technologies, Inc.*	55,158
7,857	Halliburton Co.	280,652
979	Helmerich & Payne, Inc.	57,487
2,310	Hess Corp.	121,621
16,779	Kinder Morgan, Inc.	299,673
6,535	Marathon Oil Corp.	72,800
4,922	Marathon Petroleum Corp.	183,000
1,464	Murphy Oil Corp.	36,878
3,419	National Oilwell Varco, Inc.	106,331
1,404	Newfield Exploration Co.*	46,683
3,761	Noble Energy, Inc.	118,133
6,936	Occidental Petroleum Corp.	474,630

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
1,828	ONEOK, Inc.	$ 54,584
4,323	Phillips 66	374,329
1,405	Pioneer Natural Resources Co.	197,740
1,645	Range Resources Corp.	53,265
11,413	Schlumberger Ltd.	841,709
3,798	Southwestern Energy Co.*	30,650
6,144	Spectra Energy Corp.	188,006
1,055	Tesoro Corp.	90,741
6,446	The Williams Companies, Inc.	103,587
3,110	Transocean Ltd.	28,425
4,282	Valero Energy Corp.	274,647

		11,032,930

Food & Staples Retailing – 2.4%
3,995	Costco Wholesale Corp.	629,532
10,061	CVS Health Corp.	1,043,627
4,760	Sysco Corp.	222,435
8,899	The Kroger Co.	340,387
7,879	Walgreens Boots Alliance, Inc.	663,727
14,349	Wal-Mart Stores, Inc.	982,763
2,901	Whole Foods Market, Inc.	90,250

		3,972,721

Food, Beverage & Tobacco – 5.8%
17,848	Altria Group, Inc.	1,118,356
5,538	Archer-Daniels-Midland Co.	201,085
930	Brown-Forman Corp. Class B	91,577
1,622	Campbell Soup Co.	103,467
1,893	Coca-Cola Enterprises, Inc.	96,051
3,952	ConAgra Foods, Inc.	176,338
1,579	Constellation Brands, Inc. Class A	238,571
1,742	Dr. Pepper Snapple Group, Inc.	155,770
5,397	General Mills, Inc.	341,900
2,522	Hormel Foods Corp.	109,051
2,263	Kellogg Co.	173,233
1,042	McCormick & Co., Inc.	103,658
1,693	Mead Johnson Nutrition Co.	143,854
1,484	Molson Coors Brewing Co. Class B	142,731
14,346	Mondelez International, Inc. Class A	575,561
1,383	Monster Beverage Corp.*	184,464
13,246	PepsiCo, Inc.	1,357,450
14,179	Philip Morris International, Inc.	1,391,102
7,553	Reynolds American, Inc.	379,991
35,653	The Coca-Cola Co.	1,653,943
1,313	The Hershey Co.	120,914
1,075	The J.M. Smucker Co.	139,578
5,394	The Kraft Heinz Co.	423,753
2,713	Tyson Foods, Inc. Class A	180,849

		9,603,247

Health Care Equipment & Services – 5.0%
13,390	Abbott Laboratories	560,104
3,231	Aetna, Inc.	363,003
1,763	AmerisourceBergen Corp.	152,588
2,384	Anthem, Inc.	331,352
5,007	Baxter International, Inc.	205,688
1,923	Becton, Dickinson and Co.	291,950
12,230	Boston Scientific Corp.*	230,046
672	C. R. Bard, Inc.	136,194
3,048	Cardinal Health, Inc.	249,784
1,556	Centene Corp.*	95,803
2,704	Cerner Corp.*	143,204

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Services – (continued)
2,326	Cigna Corp.	$ 319,220
1,520	DaVita HealthCare Partners, Inc.*	111,538
2,221	Denstply Sirona, Inc.	136,880
1,925	Edwards Lifesciences Corp.*	169,804
6,099	Express Scripts Holding Co.*	418,940
2,768	HCA Holdings, Inc.*	216,042
772	Henry Schein, Inc.*	133,270
2,261	Hologic, Inc.*	78,004
1,365	Humana, Inc.	249,727
345	Intuitive Surgical, Inc.*	207,362
931	Laboratory Corp. of America Holdings*	109,048
2,094	McKesson Corp.	329,282
12,861	Medtronic PLC	964,575
779	Patterson Companies, Inc.	36,247
1,352	Quest Diagnostics, Inc.	96,600
2,618	St. Jude Medical, Inc.	143,990
2,834	Stryker Corp.	304,060
934	Tenet Healthcare Corp.*	27,021
8,692	UnitedHealth Group, Inc.	1,120,399
827	Universal Health Services, Inc. Class B	103,143
928	Varian Medical Systems, Inc.*	74,259
1,592	Zimmer Biomet Holdings, Inc.	169,755

		8,278,882

Household & Personal Products – 2.1%
1,151	Church & Dwight Co., Inc.	106,099
8,115	Colgate-Palmolive Co.	573,325
3,310	Kimberly-Clark Corp.	445,228
1,189	The Clorox Co.	149,886
2,043	The Estee Lauder Companies, Inc. Class A	192,675
24,278	The Procter & Gamble Co.	1,998,322

		3,465,535

Insurance – 2.6%
3,810	Aflac, Inc.	240,563
10,560	American International Group, Inc.	570,768
2,455	Aon PLC	256,425
623	Assurant, Inc.	48,064
4,234	Chubb Ltd.	504,481
1,394	Cincinnati Financial Corp.	91,112
2,149	Lincoln National Corp.	84,241
2,394	Loews Corp.	91,594
4,741	Marsh & McLennan Companies, Inc.	288,205
9,951	MetLife, Inc.	437,247
2,428	Principal Financial Group, Inc.	95,785
4,100	Prudential Financial, Inc.	296,102
3,437	The Allstate Corp.	231,551
3,581	The Hartford Financial Services Group, Inc.	165,012
5,426	The Progressive Corp.	190,670
2,687	The Travelers Companies, Inc.	313,600
1,088	Torchmark Corp.	58,926
2,254	Unum Group	69,694
1,291	Willis Towers Watson PLC	153,190
2,664	XL Group PLC	98,035

		4,285,265

Shares	Description	Value
Common Stocks – (continued)
Materials – 2.8%
1,757	Air Products & Chemicals, Inc.	$ 253,096
617	Airgas, Inc.	87,392
11,842	Alcoa, Inc.	113,446
832	Avery Dennison Corp.	59,995
1,238	Ball Corp.	88,257
2,053	CF Industries Holdings, Inc.	64,341
8,017	E.I. du Pont de Nemours & Co.	507,636
1,372	Eastman Chemical Co.	99,100
2,457	Ecolab, Inc.	274,005
1,278	FMC Corp.	51,593
10,104	Freeport-McMoRan, Inc.	104,475
766	International Flavors & Fragrances, Inc.	87,148
3,792	International Paper Co.	155,624
3,151	LyondellBasell Industries NV Class A	269,663
611	Martin Marietta Materials, Inc.	97,461
4,006	Monsanto Co.	351,486
4,774	Newmont Mining Corp.	126,893
2,878	Nucor Corp.	136,129
1,570	Owens-Illinois, Inc.*	25,057
2,447	PPG Industries, Inc.	272,816
2,634	Praxair, Inc.	301,461
1,755	Sealed Air Corp.	84,257
10,288	The Dow Chemical Co.	523,248
3,030	The Mosaic Co.	81,810
710	The Sherwin-Williams Co.	202,116
1,233	Vulcan Materials Co.	130,168
2,329	WestRock Co.	90,901

		4,639,574

Media – 3.1%
2,057	Cablevision Systems Corp. Class A	67,881
3,828	CBS Corp. Class B	210,884
22,189	Comcast Corp. Class A	1,355,304
1,393	Discovery Communications, Inc. Class A*	39,882
2,095	Discovery Communications, Inc. Class C*	56,565
3,602	News Corp. Class A	45,997
1,017	News Corp. Class B	13,475
2,165	Omnicom Group, Inc.	180,193
918	Scripps Networks Interactive, Inc. Class A	60,129
2,048	TEGNA, Inc.	48,046
3,864	The Interpublic Group of Companies, Inc.	88,679
13,690	The Walt Disney Co.	1,359,554
2,574	Time Warner Cable, Inc.	526,692
7,221	Time Warner, Inc.	523,884
10,208	Twenty-First Century Fox, Inc. Class A	284,599
4,073	Twenty-First Century Fox, Inc. Class B	114,859
3,225	Viacom, Inc. Class B	133,128

		5,109,751

Pharmaceuticals, Biotechnology & Life Sciences – 9.2%
14,776	AbbVie, Inc.	844,005
3,022	Agilent Technologies, Inc.	120,427
2,088	Alexion Pharmaceuticals, Inc.*	290,691
3,618	Allergan PLC*	969,733
6,899	Amgen, Inc.	1,034,367

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
6,253	Baxalta, Inc.	$ 252,621
1,998	Biogen, Inc.*	520,119
15,277	Bristol-Myers Squibb Co.	975,895
7,139	Celgene Corp.*	714,542
8,853	Eli Lilly & Co.	637,505
1,928	Endo International PLC*	54,273
12,461	Gilead Sciences, Inc.	1,144,667
1,325	Illumina, Inc.*	214,796
25,263	Johnson & Johnson	2,733,457
1,078	Mallinckrodt PLC*	66,060
25,385	Merck & Co., Inc.	1,343,120
3,842	Mylan NV*	178,077
1,091	PerkinElmer, Inc.	53,961
1,323	Perrigo Co. PLC	169,251
55,187	Pfizer, Inc.	1,635,743
707	Regeneron Pharmaceuticals, Inc.*	254,831
3,642	Thermo Fisher Scientific, Inc.	515,671
2,284	Vertex Pharmaceuticals, Inc.*	181,555
724	Waters Corp.*	95,510
4,284	Zoetis, Inc.	189,910

		15,190,787

Real Estate – 0.1%
2,716	CBRE Group, Inc. Class A*	78,275

Real Estate Investment Trust – 3.0%
3,858	American Tower Corp.	394,944
1,402	Apartment Investment & Management Co. Class A	58,632
1,235	AvalonBay Communities, Inc.	234,897
1,432	Boston Properties, Inc.	181,979
3,069	Crown Castle International Corp.	265,469
634	Equinix, Inc.	209,670
3,311	Equity Residential	248,424
611	Essex Property Trust, Inc.	142,889
1,151	Extra Space Storage, Inc.	107,572
645	Federal Realty Investment Trust	100,652
5,425	General Growth Properties, Inc.	161,285
4,297	HCP, Inc.	139,996
6,947	Host Hotels & Resorts, Inc.	116,015
1,685	Iron Mountain, Inc.	57,138
3,688	Kimco Realty Corp.	106,141
4,806	Prologis, Inc.	212,329
1,343	Public Storage	370,440
2,269	Realty Income Corp.	141,835
2,826	Simon Property Group, Inc.	586,932
942	SL Green Realty Corp.	91,261
1,132	The Macerich Co.	89,700
2,406	UDR, Inc.	92,703
3,094	Ventas, Inc.	194,798
1,647	Vornado Realty Trust	155,526
3,257	Welltower, Inc.	225,840
7,134	Weyerhaeuser Co.	221,005

		4,908,072

Retailing – 5.4%
684	Advance Auto Parts, Inc.	109,672
3,526	Amazon.com, Inc.*	2,093,175
696	AutoNation, Inc.*	32,489
280	AutoZone, Inc.*	223,073

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
1,570	Bed Bath & Beyond, Inc.*	$ 77,935
2,511	Best Buy Co., Inc.	81,457
1,795	CarMax, Inc.*	91,724
2,681	Dollar General Corp.	229,494
2,160	Dollar Tree, Inc.*	178,114
1,111	Expedia, Inc.	119,788
981	GameStop Corp. Class A	31,127
1,404	Genuine Parts Co.	139,501
1,730	Kohl’s Corp.	80,635
2,332	L Brands, Inc.	204,773
8,380	Lowe’s Companies, Inc.	634,785
2,907	Macy’s, Inc.	128,170
3,917	Netflix, Inc.*	400,435
1,218	Nordstrom, Inc.	69,682
900	O’Reilly Automotive, Inc.*	246,294
3,733	Ross Stores, Inc.	216,141
734	Signet Jewelers Ltd.	91,038
5,583	Staples, Inc.	61,580
5,509	Target Corp.	453,280
2,030	The Gap, Inc.	59,682
11,606	The Home Depot, Inc.	1,548,589
456	The Priceline Group, Inc.*	587,766
6,134	The TJX Companies, Inc.	480,599
1,026	Tiffany & Co.	75,288
1,269	Tractor Supply Co.	114,794
1,075	TripAdvisor, Inc.*	71,487
679	Urban Outfitters, Inc.*	22,468

		8,955,035

Semiconductors & Semiconductor Equipment – 2.8%
2,820	Analog Devices, Inc.	166,916
10,243	Applied Materials, Inc.	216,947
3,394	Broadcom Ltd.	524,373
668	First Solar, Inc.*	45,738
43,188	Intel Corp.	1,397,132
1,416	KLA-Tencor Corp.	103,099
1,502	Lam Research Corp.	124,065
2,169	Linear Technology Corp.	96,651
1,811	Microchip Technology, Inc.	87,290
9,294	Micron Technology, Inc.*	97,308
4,608	NVIDIA Corp.	164,183
1,119	Qorvo, Inc.*	56,409
13,748	QUALCOMM, Inc.	703,073
1,786	Skyworks Solutions, Inc.	139,129
9,169	Texas Instruments, Inc.	526,484
2,343	Xilinx, Inc.	111,128

		4,559,925

Software & Services – 12.4%
5,705	Accenture PLC Class A	658,357
4,672	Activision Blizzard, Inc.	158,100
4,546	Adobe Systems, Inc.*	426,415
1,695	Akamai Technologies, Inc.*	94,191
532	Alliance Data Systems Corp.*	117,040
2,672	Alphabet, Inc. Class A*	2,038,469
2,712	Alphabet, Inc. Class C*	2,020,304
2,108	Autodesk, Inc.*	122,917
4,172	Automatic Data Processing, Inc.	374,270
2,659	CA, Inc.	81,871
1,412	Citrix Systems, Inc.*	110,955
5,631	Cognizant Technology Solutions Corp. Class A*	353,064

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
1,321	CSRA, Inc.	$ 35,535
9,853	eBay, Inc.*	235,093
2,778	Electronic Arts, Inc.*	183,654
21,008	Facebook, Inc. Class A*	2,397,013
2,557	Fidelity National Information Services, Inc.	161,884
2,022	Fiserv, Inc.*	207,417
8,099	International Business Machines Corp.	1,226,593
2,334	Intuit, Inc.	242,759
8,975	Mastercard, Inc. Class A	848,137
72,251	Microsoft Corp.	3,990,423
28,728	Oracle Corp.	1,175,262
3,009	Paychex, Inc.	162,516
10,237	PayPal Holdings, Inc.*	395,148
1,704	Red Hat, Inc.*	126,965
5,689	salesforce.com inc*	420,019
6,137	Symantec Corp.	112,798
1,169	Teradata Corp.*	30,675
4,548	The Western Union Co.	87,731
1,614	Total System Services, Inc.	76,794
911	VeriSign, Inc.*	80,660
17,502	Visa, Inc. Class A	1,338,553
8,761	Xerox Corp.	97,773
7,899	Yahoo!, Inc.*	290,762

		20,480,117

Technology Hardware & Equipment – 5.5%
2,859	Amphenol Corp. Class A	165,307
50,661	Apple, Inc.	5,521,542
46,113	Cisco Systems, Inc.	1,312,837
10,053	Corning, Inc.	210,007
17,868	EMC Corp.	476,182
616	F5 Networks, Inc.*	65,204
1,314	FLIR Systems, Inc.	43,296
1,069	Harris Corp.	83,232
15,640	Hewlett Packard Enterprise Co.	277,297
15,643	HP, Inc.	192,722
3,371	Juniper Networks, Inc.	85,994
1,452	Motorola Solutions, Inc.	109,917
2,738	NetApp, Inc.	74,720
1,826	SanDisk Corp.	138,922
2,672	Seagate Technology PLC	92,051
3,359	TE Connectivity Ltd.	207,989
2,073	Western Digital Corp.	97,929

		9,155,148

Telecommunication Services – 2.8%
56,341	AT&T, Inc.	2,206,877
5,061	CenturyLink, Inc.	161,750
10,443	Frontier Communications Corp.	58,376
2,675	Level 3 Communications, Inc.*	141,374
37,260	Verizon Communications, Inc.	2,015,021

		4,583,398

Transportation – 2.1%
5,479	American Airlines Group, Inc.	224,694
1,336	C.H. Robinson Worldwide, Inc.	99,171
8,943	CSX Corp.	230,282
7,190	Delta Air Lines, Inc.	350,009
1,648	Expeditors International of Washington, Inc.	80,439

Shares	Description	Value
Common Stocks – (continued)
Transportation – (continued)
2,336	FedEx Corp.	$ 380,114
810	J.B. Hunt Transport Services, Inc.	68,234
1,037	Kansas City Southern	88,612
2,755	Norfolk Southern Corp.	229,354
527	Ryder System, Inc.	34,139
5,793	Southwest Airlines Co.	259,526
7,697	Union Pacific Corp.	612,296
3,259	United Continental Holdings, Inc.*	195,084
6,301	United Parcel Service, Inc. Class B	664,567

		3,516,521

Utilities – 3.4%
5,945	AES Corp.	70,151
1,111	AGL Resources, Inc.	72,370
2,247	Ameren Corp.	112,575
4,539	American Electric Power Co., Inc.	301,390
1,652	American Water Works Co., Inc.	113,872
4,108	CenterPoint Energy, Inc.	85,939
2,575	CMS Energy Corp.	109,283
2,740	Consolidated Edison, Inc.	209,939
5,492	Dominion Resources, Inc.	412,559
1,618	DTE Energy Co.	146,688
6,253	Duke Energy Corp.	504,492
3,031	Edison International	217,899
1,625	Entergy Corp.	128,830
2,913	Eversource Energy	169,944
8,190	Exelon Corp.	293,693
3,809	FirstEnergy Corp.	137,010
4,246	NextEra Energy, Inc.	502,472
2,848	NiSource, Inc.	67,099
3,185	NRG Energy, Inc.	41,437
4,561	PG&E Corp.	272,383
1,006	Pinnacle West Capital Corp.	75,520
6,166	PPL Corp.	234,740
4,706	Public Service Enterprise Group, Inc.	221,841
1,337	SCANA Corp.	93,790
2,168	Sempra Energy	225,580
2,104	TECO Energy, Inc.	57,923
8,285	The Southern Co.	428,583
2,852	WEC Energy Group, Inc.	171,320
4,722	Xcel Energy, Inc.	197,474

		5,676,796

TOTAL COMMON STOCKS (Cost $78,940,944)		$164,184,017

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(b)(c) – 0.1%
United States Treasury Bill
$100,000	0.000%	09/08/16	$ 99,848
(Cost $99,777)

TOTAL INVESTMENTS – 99.5% (Cost $79,040,721)			$164,283,865

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			873,852

NET ASSETS – 100.0%			$165,157,717

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	10	June 2016	$1,025,750	$21,949

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$89,609,611

Gross unrealized gain	88,142,077
Gross unrealized loss	(13,467,823)

Net unrealized security gain	$74,674,254

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures(a) – 14.9%
FHLB Discount Notes
$35,733,000	0.000%	06/24/16	$ 35,707,165
FNMA Discount Notes
17,877,000	0.000	08/01/16	17,852,759

TOTAL AGENCY DEBENTURES (Cost $53,558,780)			$ 53,559,924

U.S. Treasury Obligation – 12.3%
United States Treasury Note
$40,887,000	2.750%	11/15/23	$ 44,293,705
(Cost $43,295,161)

Shares	Description		Value
Exchange Traded Funds – 26.6%
323,279	iShares Core S&P 500 ETF		$ 66,805,605
153,562	Vanguard S&P 500 ETF		28,955,651

TOTAL EXCHANGE TRADED FUNDS (Cost $94,395,025)			$ 95,761,256

Shares	Distribution Rate		Value
Investment Company(b)(c) – 40.7%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
146,753,369	0.255%		$146,753,369
(Cost $146,753,369)

TOTAL INVESTMENTS – 94.5% (Cost $338,002,335)			$340,368,254

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.5%			19,936,287

NET ASSETS – 100.0%			$360,304,541

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Represents an affiliated issuer.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.

Investment Abbreviations:
FHLB	— Federal Home Loan Bank
FNMA	— Federal National Mortgage Association

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

EURO STOXX 50 Index	363	June 2016	$12,106,721	$(191,886)
Euro-Bund	296	June 2016	55,009,180	213,078
FTSE 100 Index	170	June 2016	14,925,653	73,772
TSE TOPIX Index	77	June 2016	9,219,201	(28,695)
10 Year Japanese Government Bonds	50	June 2016	67,217,557	26,013

TOTAL				$92,282

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$340,363,535

Gross unrealized gain	2,751,890
Gross unrealized loss	(2,747,171)

Net unrealized security gain	$4,719

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 98.2%
Automobiles & Components – 0.8%
32,386	BorgWarner, Inc.	$ 1,243,622

Banks – 1.9%
32,765	Eagle Bancorp, Inc.*	1,572,720
24,476	First Republic Bank	1,631,080

		3,203,800

Capital Goods – 12.7%
50,984	AMETEK, Inc.	2,548,180
41,091	Fortune Brands Home & Security, Inc.	2,302,740
34,545	Graco, Inc.	2,900,398
14,146	Hubbell, Inc.	1,498,486
34,856	Middleby Corp.*	3,721,575
73,476	Sensata Technologies Holding NV*	2,853,808
9,125	W.W. Grainger, Inc.	2,130,049
72,230	Xylem, Inc.	2,954,207

		20,909,443

Consumer Durables & Apparel – 5.3%
125,387	Kate Spade & Co.*	3,199,876
29,890	PVH Corp.	2,960,903
30,768	Under Armour, Inc. Class A*	2,610,050

		8,770,829

Consumer Services – 3.6%
3,906	Chipotle Mexican Grill, Inc.*	1,839,609
19,780	Panera Bread Co. Class A*	4,051,537

		5,891,146

Diversified Financials – 3.5%
12,983	Affiliated Managers Group, Inc.*	2,108,439
12,748	Intercontinental Exchange, Inc.	2,997,565
98,701	SLM Corp.*	627,738

		5,733,742

Energy – 0.7%
4,636	Concho Resources, Inc.*	468,422
12,297	Dril-Quip, Inc.*	744,706

		1,213,128

Food & Staples Retailing – 1.5%
81,209	Whole Foods Market, Inc.	2,526,412

Food, Beverage & Tobacco – 7.8%
95,653	Blue Buffalo Pet Products, Inc.*	2,454,456
28,796	Brown-Forman Corp. Class B	2,835,542
37,874	McCormick & Co., Inc.	3,767,706
1,604	Mead Johnson Nutrition Co.	136,292
26,619	The Hain Celestial Group, Inc.*	1,088,983
29,464	TreeHouse Foods, Inc.*	2,556,002

		12,838,981

Health Care Equipment & Services – 7.8%
14,938	Adeptus Health, Inc. Class A*	829,657
10,611	C. R. Bard, Inc.	2,150,531
21,881	Cardinal Health, Inc.	1,793,148
43,849	Cerner Corp.*	2,322,243
16,661	DexCom, Inc.*	1,131,448
20,881	Henry Schein, Inc.*	3,604,687
7,259	Teleflex, Inc.	1,139,736

		12,971,450

Shares	Description	Value
Common Stocks – (continued)
Materials – 5.6%
20,110	Ashland, Inc.	$ 2,211,295
48,130	Axalta Coating Systems Ltd.*	1,405,396
44,600	RPM International, Inc.	2,110,918
12,380	The Sherwin-Williams Co.	3,524,215

		9,251,824

Pharmaceuticals, Biotechnology & Life Sciences – 7.1%
54,513	Agilent Technologies, Inc.	2,172,343
24,478	Alkermes PLC*	836,903
34,424	Cepheid, Inc.*	1,148,385
25,541	Medivation, Inc.*	1,174,375
7,039	Mettler-Toledo International, Inc.*	2,426,766
13,147	Vertex Pharmaceuticals, Inc.*	1,045,055
66,432	Zoetis, Inc.	2,944,930

		11,748,757

Real Estate Investment Trust – 2.6%
12,777	Equinix, Inc.	4,225,482

Retailing – 14.3%
13,821	Advance Auto Parts, Inc.	2,216,059
26,176	Expedia, Inc.	2,822,296
29,928	Five Below, Inc.*	1,237,223
27,665	L Brands, Inc.	2,429,264
34,913	LKQ Corp.*	1,114,772
3,292	O’Reilly Automotive, Inc.*	900,889
31,722	Restoration Hardware Holdings, Inc.*	1,329,152
61,840	Ross Stores, Inc.	3,580,536
47,706	Tractor Supply Co.	4,315,485
19,270	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,733,370

		23,679,046

Semiconductors & Semiconductor Equipment – 1.1%
35,481	Qorvo, Inc.*	1,788,597

Software & Services – 14.6%
88,775	Black Knight Financial Services, Inc. Class A*	2,754,688
40,893	Electronic Arts, Inc.*	2,703,436
49,406	Fidelity National Information Services, Inc.	3,127,894
19,329	FleetCor Technologies, Inc.*	2,875,189
20,477	Global Payments, Inc.	1,337,148
32,752	Intuit, Inc.	3,406,535
16,544	LinkedIn Corp. Class A*	1,891,806
59,520	Match Group, Inc.*	658,291
89,893	Sabre Corp.	2,599,706
26,598	ServiceNow, Inc.*	1,627,266
23,573	Splunk, Inc.*	1,153,427

		24,135,386

Technology Hardware & Equipment – 2.9%
77,036	Amphenol Corp. Class A	4,454,222
25,951	Pure Storage, Inc. Class A*	355,269

		4,809,491

Telecommunication Services – 3.2%
35,237	Level 3 Communications, Inc.*	1,862,276
34,566	SBA Communications Corp. Class A*	3,462,476

		5,324,752

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Transportation – 1.2%
22,824	Kansas City Southern	$ 1,950,311

TOTAL INVESTMENTS – 98.2% (Cost $133,614,694)		$162,216,199

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		3,056,814

NET ASSETS – 100.0%		$165,273,013

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$134,318,423

Gross unrealized gain	34,004,562
Gross unrealized loss	(6,106,786)

Net unrealized security gain	$27,897,776

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 51.5%
Collateralized Mortgage Obligations – 41.1%
Agency Multi-Family(a) – 7.0%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1
$678,627	0.813%	07/25/20	$ 678,304
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A
406,140	0.781	01/25/21	403,427
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A
1,459,979	0.805	08/25/23	1,440,161
FNMA
179,579	2.800	03/01/18	182,595
464,334	3.740	05/01/18	485,523
110,000	3.840	05/01/18	115,344
400,000	4.506	06/01/19	419,835
81,299	3.414	10/01/20	87,527
84,719	3.619	12/01/20	91,591
353,644	3.766	12/01/20	383,939
181,984	4.380	06/01/21	202,549
FNMA ACES Series 2013-M11, Class FA
218,641	0.763	01/25/18	218,247
FNMA ACES Series 2014-M5, Class FA
41,613	0.750	01/25/17	41,605
GNMA
61,070	3.950	07/15/25	67,953

			4,818,600

Regular Floater(a) – 34.1%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(b)(c)
1,532,079	0.843	09/20/66	1,475,758
FHLMC REMIC Series 3049, Class FP
324,319	0.786	10/15/35	322,092
FHLMC REMIC Series 3208, Class FB(c)
202,492	0.836	08/15/36	202,477
FHLMC REMIC Series 3208, Class FD(c)
301,713	0.836	08/15/36	301,690
FHLMC REMIC Series 3208, Class FG(c)
1,214,951	0.836	08/15/36	1,214,860
FHLMC REMIC Series 3307, Class FT
1,844,266	0.676	07/15/34	1,839,956
FHLMC REMIC Series 3311, Class KF
3,015,303	0.776	05/15/37	3,004,865
FHLMC REMIC Series 3371, Class FA(c)
773,112	1.036	09/15/37	777,634
FHLMC REMIC Series 4174, Class FB
1,477,432	0.736	05/15/39	1,467,440
FHLMC REMIC Series 4320, Class FD
711,996	0.836	07/15/39	710,453
FHLMC REMIC Series 4477, Class FG
1,593,870	0.726	10/15/40	1,578,391
FNMA REMIC Series 2006-82, Class F
674,914	1.003	09/25/36	676,998
FNMA REMIC Series 2006-96, Class FA
988,900	0.733	10/25/36	986,986
FNMA REMIC Series 2007-33, Class HF
179,803	0.783	04/25/37	178,877
FNMA REMIC Series 2007-85, Class FC
732,347	0.973	09/25/37	736,282
FNMA REMIC Series 2008-8, Class FB
997,376	1.253	02/25/38	1,004,837

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
FNMA REMIC Series 2012-35, Class QF
$1,883,866	0.833%	04/25/42	$ 1,882,546
FNMA REMIC Series 2016-1, Class FT
1,863,402	0.783	02/25/46	1,842,127
GNMA Series 2005-48, Class AF
946,590	0.632	06/20/35	937,364
Leek Finance Number Eighteen PLC Series 18X, Class A2B(c)
124,332	0.883	09/21/38	130,880
Leek Finance Number Seventeen PLC Series 17A, Class A2B(b)(c)
52,162	0.903	12/21/37	55,930
National Credit Union Administration Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
2,305,378	0.888	01/08/20	2,305,378

			23,633,821

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$28,452,421

Commercial Mortgage-Backed Securities – 1.4%
Regular Floater(a) – 1.4%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4(c)
$95,672	5.889%	07/10/44	$ 95,680
Commercial Mortgage Pass-Through Certificates Series 2014-KYO, Class A(b)
900,000	1.338	06/11/27	890,092

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 985,772

Federal Agencies(a) – 9.0%
Adjustable Rate FHLMC – 4.9%
$293,685	2.404%	05/01/35	$ 309,061
135,497	2.500	09/01/35	143,157
276,379	2.610	12/01/36	291,067
979,118	2.805	04/01/37	1,040,582
831,317	2.549	01/01/38	873,736
700,513	2.642	01/01/38	739,825

			3,397,428

Adjustable Rate FNMA – 3.5%
94,716	2.104	05/01/33	98,175
253,921	2.458	05/01/35	268,269
554,528	2.476	06/01/35	583,768
790,209	2.383	11/01/35	825,431
126,923	2.583	12/01/35	133,369
461,917	2.776	03/01/37	488,623

			2,397,635

Adjustable Rate GNMA – 0.6%
386,054	1.750	04/20/33	398,890

TOTAL FEDERAL AGENCIES			$ 6,193,953

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $35,691,495)			$35,632,146

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 30.5%
Collateralized Loan Obligations(a) – 8.8%
Acis CLO Ltd. Series 2013-2A, Class A(b)(c)
$665,409	1.124%	10/14/22	$ 655,432
ARES XII CLO Ltd. Series 2007-12A, Class A(b)(c)
228,646	1.259	11/25/20	225,239
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)
305,953	0.868	04/29/19	299,529
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)(c)
577,847	0.886	02/01/22	569,056
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)(c)
227,011	0.886	02/01/22	223,558
Callidus Debt Partners CLO Fund VI Ltd. Series 6A, Class A1T(b)(c)
316,319	0.879	10/23/21	310,316
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(b)(c)
350,000	2.150	04/18/26	342,758
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)
345,848	0.968	05/15/21	344,110
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(b)(c)
300,000	1.550	04/17/25	292,913
OFSI Fund VI Ltd. Series 2014-6A, Class A1(b)(c)
350,000	1.652	03/20/25	339,507
OZLM Funding III Ltd. Series 2013-3A, Class A1(b)(c)
500,000	1.951	01/22/25	493,353
Parallel Ltd. Series 2015-1A, Class A(b)(c)
300,000	2.070	07/20/27	292,963
Westbrook CLO Ltd. Series 2006-1X, Class A1
143,248	0.863	12/20/20	142,325
Westchester CLO Ltd. Series 2007-1X, Class A1A(c)
1,169,664	0.841	08/01/22	1,154,912
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1(b)(c)
400,000	1.950	07/16/27	389,329

			6,075,300

Credit Card – 1.4%
Bank of America Credit Card Trust Series 2014-A1, Class A(a)
1,000,000	0.816	06/15/21	999,081

Student Loans(a) – 20.3%
Academic Loan Funding Trust Series 2013-1A, Class A(b)(c)
643,053	1.233	12/26/44	618,535
Access Group, Inc. Series 2006-1, Class A2
130,082	0.739	08/25/23	129,107
Access Group, Inc. Series 2015-1, Class A(b)
131,242	1.133	07/25/56	125,698
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
588,496	1.233	02/25/41	570,037
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3(c)
68,946	0.740	09/26/22	68,663
Brazos Higher Education Authority, Inc. Series 2005-2, Class A10(c)
230,536	0.750	12/26/19	229,786
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b)
448,315	1.233	06/25/26	441,851
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
791,050	1.269	04/25/35	770,951
Educational Services of America, Inc. Series 2010-1, Class A1(b)(c)
1,137,924	1.469	07/25/23	1,121,114
Educational Services of America, Inc. Series 2014-1, Class A(b)(c)
370,413	1.133	02/25/39	362,879

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loans(a) – (continued)
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b)
$1,739,081	1.433%	02/25/25	$ 1,729,100
GCO Education Loan Funding Trust Series 2006-1, Class A8L
596,102	0.759	05/25/25	577,472
Goal Capital Funding Trust Series 2006-1, Class A3
22,891	0.749	11/25/26	22,818
Goal Capital Funding Trust Series 2007-1, Class A3
130,226	0.720	09/25/28	128,241
Higher Education Funding I Series 2005-1, Class A4
100,000	0.769	02/25/30	98,615
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1(c)
916,701	1.184	12/01/31	891,262
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2(c)
1,022,768	1.432	05/20/30	1,005,300
Nelnet Student Loan Trust Series 2005-4, Class A3(c)
123,354	0.754	06/22/26	121,423
Nelnet Student Loan Trust Series 2006-2, Class A5(c)
629,948	0.719	01/25/30	614,106
Nelnet Student Loan Trust Series 2013-5A, Class A(b)(c)
125,657	1.063	01/25/37	120,746
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
675,470	1.575	07/01/24	671,968
Scholar Funding Trust Series 2010-A, Class A(b)(c)
321,459	1.371	10/28/41	309,739
Scholar Funding Trust Series 2011-A, Class A(b)(c)
311,912	1.521	10/28/43	295,094
SLM Student Loan Trust Series 2003-12, Class A5(b)
168,966	0.914	09/15/22	168,004
SLM Student Loan Trust Series 2003-14, Class A5
59,381	0.849	01/25/23	58,485
SLM Student Loan Trust Series 2005-9, Class A6
650,000	1.169	10/26/26	643,148
SLM Student Loan Trust Series 2006-2, Class A5(c)
561,668	0.729	07/25/25	553,956
SLM Student Loan Trust Series 2006-4, Class A5(c)
527,810	0.719	10/27/25	525,506
SLM Student Loan Trust Series 2006-9, Class A4
20,249	0.689	10/25/22	20,199
SLM Student Loan Trust Series 2008-5, Class A4(c)
200,000	2.319	07/25/23	200,118
SLM Student Loan Trust Series 2013-3, Class A2(c)
68,189	0.733	05/26/20	67,733
SLM Student Loan Trust Series 2014-1, Class A2(c)
100,000	0.813	07/26/21	99,234
Utah State Board of Regents Series 2015-1, Class A(c)
626,876	1.033	02/25/43	609,141
Wachovia Student Loan Trust Series 2005-1, Class A5
65,285	0.749	01/26/26	63,943

			14,033,972

TOTAL ASSET-BACKED SECURITIES (Cost $21,341,377)			$21,108,353

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 12.9%
U.S. Treasury Note
$700,000	2.125%	05/15/25	$ 721,658
United States Treasury Bond
1,600,000	3.000	11/15/45	1,728,112
United States Treasury Floating Rate Notes(a)
1,500,000	0.305	07/31/16	1,500,225
300,000	0.468	10/31/17	299,895
1,400,000	0.572	01/31/18	1,401,218
United States Treasury Inflation-Protected Securities
204,980	0.125	04/15/18	208,694
404,432	0.125	04/15/19	413,341
2,630,368	0.125	04/15/20	2,687,079

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,851,253)			$ 8,960,222

Share	Distribution Rate	Value
Investment Company(a)(d) – 4.2%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
2,878,965	0.255%	$ 2,878,965
(Cost $2,878,965)

TOTAL INVESTMENTS – 99.1% (Cost $68,763,090)		$68,579,686

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		657,140

NET ASSETS – 100.0%		$69,236,826

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $12,492,603, which represents approximately 18.0% of net assets as of March 31, 2016.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
REMIC	— Real Estate Mortgage Investment Conduit

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

U.S. Long Bond	(15)	June 2016	$(2,466,563)	$14,720
U.S. Ultra Long Treasury Bonds	(2)	June 2016	(345,063)	1,657
2 Year U.S. Treasury Notes	(11)	June 2016	(2,406,250)	2,149
5 Year U.S. Treasury Notes	(27)	June 2016	(3,271,430)	(8,974)

TOTAL				$9,552

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$68,764,962

Gross unrealized gain	366,250
Gross unrealized loss	(551,526)

Net unrealized security loss	$(185,276)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 94.9%
Banks – 14.0%
2,794,935	Bank of America Corp.	$ 37,787,521
602,655	JPMorgan Chase & Co.	35,689,229
112,672	M&T Bank Corp.	12,506,592
732,971	Wells Fargo & Co.	35,446,478

		121,429,820

Capital Goods – 6.4%
1,199,192	General Electric Co.	38,122,314
174,243	United Technologies Corp.	17,441,724

		55,564,038

Consumer Durables & Apparel – 1.1%
214,581	Newell Rubbermaid, Inc.	9,503,792

Consumer Services – 0.4%
182,766	MGM Resorts International*	3,918,503

Diversified Financials – 5.1%
177,583	American Express Co.	10,903,596
285,542	Invesco Ltd.	8,786,128
459,983	Morgan Stanley	11,504,175
454,473	Synchrony Financial*	13,025,196

		44,219,095

Energy – 9.9%
177,348	Apache Corp.	8,656,356
691,658	BP PLC ADR	20,874,238
205,736	Chevron Corp.	19,627,214
306,644	Exxon Mobil Corp.	25,632,372
55,434	Schlumberger Ltd.	4,088,258
820,647	Southwestern Energy Co.*	6,622,621

		85,501,059

Food & Staples Retailing – 3.1%
289,981	Wal-Mart Stores, Inc.	19,860,799
233,256	Whole Foods Market, Inc.	7,256,594

		27,117,393

Food, Beverage & Tobacco – 0.7%
142,997	Mondelez International, Inc. Class A	5,737,040

Health Care Equipment & Services – 4.7%
281,461	Abbott Laboratories	11,773,514
100,484	Aetna, Inc.	11,289,377
234,257	Medtronic PLC	17,569,275

		40,632,166

Household & Personal Products – 3.6%
374,913	The Procter & Gamble Co.	30,859,089

Insurance – 5.2%
435,977	MetLife, Inc.	19,156,829
205,535	Prudential Financial, Inc.	14,843,738
234,928	The Hartford Financial Services Group, Inc.	10,825,482

		44,826,049

Materials – 1.8%
244,084	E.I. du Pont de Nemours & Co.	15,455,399

Shares	Description	Value
Common Stocks – (continued)
Media – 2.0%
63,039	CBS Corp. Class B	$ 3,472,819
330,751	Viacom, Inc. Class B	13,653,401

		17,126,220

Pharmaceuticals, Biotechnology & Life Sciences – 8.8%
76,767	Allergan PLC*	20,575,859
84,551	Johnson & Johnson	9,148,418
317,204	Mylan NV*	14,702,406
810,688	Pfizer, Inc.	24,028,792
91,969	Vertex Pharmaceuticals, Inc.*	7,310,616

		75,766,091

Real Estate Investment Trust – 0.7%
61,609	American Tower Corp.	6,306,913

Retailing – 2.5%
28,158	Advance Auto Parts, Inc.	4,514,854
121,526	Lowe’s Companies, Inc.	9,205,594
6,432	The Priceline Group, Inc.*	8,290,591

		22,011,039

Semiconductors & Semiconductor Equipment – 2.5%
531,792	Intel Corp.	17,203,471
126,799	Maxim Integrated Products, Inc.	4,663,667

		21,867,138

Software & Services – 6.8%
13,441	Alphabet, Inc. Class A*	10,254,139
287,045	eBay, Inc.*	6,848,894
399,398	Microsoft Corp.	22,058,751
291,750	Oracle Corp.	11,935,492
407,433	Symantec Corp.	7,488,619

		58,585,895

Technology Hardware & Equipment – 4.6%
660,324	Cisco Systems, Inc.	18,799,425
239,211	EMC Corp.	6,374,973
289,430	QUALCOMM, Inc.	14,801,450

		39,975,848

Telecommunication Services – 3.1%
683,918	AT&T, Inc.	26,789,068

Transportation – 2.0%
130,709	Union Pacific Corp.	10,397,901
109,309	United Continental Holdings, Inc.*	6,543,237

		16,941,138

Utilities – 5.9%
163,125	Duke Energy Corp.	13,160,925
342,809	FirstEnergy Corp.	12,330,840
92,042	NextEra Energy, Inc.	10,892,250
244,166	PG&E Corp.	14,581,593

		50,965,608

TOTAL INVESTMENTS – 94.9% (Cost $737,243,466)		$821,098,401

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.1%		44,149,684

NET ASSETS – 100.0%		$865,248,085

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
ADR	— American Depositary Receipt

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$746,636,475

Gross unrealized gain	106,666,172
Gross unrealized loss	(32,204,246)

Net unrealized security gain	$74,461,926

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 94.9%
Banks – 7.8%
797,538	Citizens Financial Group, Inc.	$ 16,708,421
150,439	Comerica, Inc.	5,697,125
1,412,860	Huntington Bancshares, Inc.	13,478,684
142,517	M&T Bank Corp.	15,819,387
41,163	PacWest Bancorp	1,529,206
295,873	Zions Bancorporation	7,163,085

		60,395,908

Capital Goods – 6.1%
146,864	Fortune Brands Home & Security, Inc.	8,230,258
38,033	Hubbell, Inc.	4,028,836
222,310	Ingersoll-Rand PLC	13,785,443
51,832	L-3 Communications Holdings, Inc.	6,142,092
52,646	Stanley Black & Decker, Inc.	5,538,886
268,706	Textron, Inc.	9,797,021

		47,522,536

Commercial & Professional Services – 1.1%
154,426	Nielsen Holdings PLC	8,132,073

Consumer Durables & Apparel – 1.6%
127,783	D.R. Horton, Inc.	3,862,880
136,165	Hanesbrands, Inc.	3,858,916
24,216	Mohawk Industries, Inc.*	4,622,835

		12,344,631

Consumer Services – 0.7%
259,139	MGM Resorts International*	5,555,940

Diversified Financials – 4.6%
263,224	Raymond James Financial, Inc.	12,532,095
1,460,498	SLM Corp.*	9,288,767
496,625	Synchrony Financial*	14,233,272

		36,054,134

Energy – 7.6%
170,831	Anadarko Petroleum Corp.	7,955,600
191,606	Cabot Oil & Gas Corp.	4,351,372
118,268	Cheniere Energy, Inc.*	4,001,006
72,190	Cimarex Energy Co.	7,021,921
293,057	Gulfport Energy Corp.*	8,305,235
256,228	Newfield Exploration Co.*	8,519,581
75,447	Pioneer Natural Resources Co.	10,618,411
55,112	Tesoro Corp.	4,740,183
457,166	Weatherford International PLC*	3,556,752

		59,070,061

Food & Staples Retailing – 0.8%
197,246	Whole Foods Market, Inc.	6,136,323

Food, Beverage & Tobacco – 3.1%
265,185	ConAgra Foods, Inc.	11,832,555
103,613	Molson Coors Brewing Co. Class B	9,965,498
62,567	The Hain Celestial Group, Inc.*	2,559,616

		24,357,669

Health Care Equipment & Services – 4.7%
60,166	Centene Corp.*	3,704,421
115,125	Laboratory Corp. of America Holdings*	13,484,591
105,759	St. Jude Medical, Inc.	5,816,745

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Services – (continued)
128,306	Zimmer Biomet Holdings, Inc.	$ 13,681,269

		36,687,026

Household & Personal Products – 0.9%
86,392	Edgewell Personal Care Co.	6,957,148

Insurance – 7.0%
193,211	Arthur J. Gallagher & Co.	8,594,025
47,844	Endurance Specialty Holdings Ltd.	3,126,127
66,775	Everest Re Group Ltd.	13,183,388
300,897	Lincoln National Corp.	11,795,162
191,345	W.R. Berkley Corp.	10,753,589
176,657	XL Group PLC	6,500,978

		53,953,269

Materials – 5.5%
242,882	Axalta Coating Systems Ltd.*	7,092,154
153,593	Celanese Corp. Series A	10,060,341
62,327	Martin Marietta Materials, Inc.	9,941,780
164,530	Nucor Corp.	7,782,269
70,663	Vulcan Materials Co.	7,459,893

		42,336,437

Media – 1.8%
162,196	Discovery Communications, Inc. Class A*	4,643,671
155,032	Liberty Media Corp. Series C*	5,905,169
47,141	Scripps Networks Interactive, Inc. Class A	3,087,736

		13,636,576

Pharmaceuticals, Biotechnology & Life Sciences – 3.3%
179,043	Mylan NV*	8,298,643
110,129	Perrigo Co. PLC	14,088,803
42,081	Vertex Pharmaceuticals, Inc.*	3,345,019

		25,732,465

Real Estate Investment Trusts – 12.3%
490,255	Brixmor Property Group, Inc.	12,560,333
728,087	DDR Corp.	12,952,668
50,145	Federal Realty Investment Trust	7,825,127
414,847	MFA Financial, Inc.	2,841,702
77,136	Mid-America Apartment Communities, Inc.	7,884,071
403,267	RLJ Lodging Trust	9,226,749
550,432	Starwood Property Trust, Inc.	10,419,678
251,501	Ventas, Inc.	15,834,503
172,687	Vornado Realty Trust	16,306,833

		95,851,664

Retailing – 3.4%
82,131	Expedia, Inc.	8,855,365
164,351	Sally Beauty Holdings, Inc.*	5,321,685
198,020	Staples, Inc.	2,184,161
154,616	The Gap, Inc.	4,545,710
102,707	Williams-Sonoma, Inc.	5,622,181

		26,529,102

Semiconductors & Semiconductor Equipment – 2.5%
101,505	Analog Devices, Inc.	6,008,081
153,632	Intersil Corp. Class A	2,054,060

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
308,455	Maxim Integrated Products, Inc.	$ 11,344,975

		19,407,116

Software & Services – 4.2%
223,481	Fidelity National Information Services, Inc.	14,148,582
147,434	IAC/InterActiveCorp	6,941,193
208,416	Match Group, Inc.*	2,305,081
240,969	Pandora Media, Inc.*	2,156,672
387,058	Symantec Corp.	7,114,126

		32,665,654

Technology Hardware & Equipment – 3.0%
1,102,582	Brocade Communications Systems, Inc.	11,665,318
60,395	F5 Networks, Inc.*	6,392,811
737,197	Viavi Solutions, Inc.*	5,057,171

		23,115,300

Transportation – 0.5%
64,379	United Continental Holdings, Inc.*	3,853,727

Utilities – 12.4%
154,824	Ameren Corp.	7,756,683
85,749	American Water Works Co., Inc.	5,910,679
65,250	Atmos Energy Corp.	4,845,465
334,656	FirstEnergy Corp.	12,037,576
195,713	PG&E Corp.	11,687,980
79,396	Pinnacle West Capital Corp.	5,960,258
120,285	PPL Corp.	4,579,250
159,476	SCANA Corp.	11,187,241
134,180	Sempra Energy	13,961,429
107,074	Westar Energy, Inc.	5,311,941
306,856	Xcel Energy, Inc.	12,832,718

		96,071,220

TOTAL INVESTMENTS – 94.9% (Cost $681,350,856)		$736,365,979

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.1%		39,945,248

NET ASSETS – 100.0%		$776,311,227

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$690,271,925

Gross unrealized gain	71,504,555
Gross unrealized loss	(25,410,501)

Net unrealized security gain	$46,094,054

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 39.2%
Federal Farm Credit Bank
$200,000	0.530	%(a)	07/27/16	$ 199,990
1,000,000	0.518	(a)	09/14/16	1,000,000
3,000,000	0.469		09/28/16	2,993,100
2,000,000	0.463	(a)	09/29/16	1,999,976
8,000,000	0.489		10/06/16	7,979,947
1,500,000	0.493	(a)	12/29/16	1,499,889
2,500,000	0.517	(a)	01/20/17	2,500,000
500,000	0.514	(a)(b)	04/07/17	499,980
1,200,000	0.533	(a)	04/25/17	1,200,000
10,000,000	0.492	(a)	05/23/17	10,000,000
1,000,000	0.616	(a)	08/01/17	999,344
Federal Home Loan Bank
5,000,000	0.240		04/15/16	4,999,723
11,000,000	0.255		04/20/16	10,998,549
1,000,000	0.561		05/27/16	999,144
1,250,000	0.441	(a)	06/02/16	1,249,888
2,500,000	0.603		06/24/16	2,496,558
1,500,000	0.587		07/08/16	1,497,652
3,000,000	0.610		07/08/16	3,000,000
3,500,000	0.500		07/26/16	3,500,000
1,500,000	0.500		08/19/16	1,497,142
1,500,000	0.510		09/16/16	1,496,500
2,500,000	0.510		09/19/16	2,494,062
2,550,000	0.520		09/21/16	2,543,763
1,000,000	0.513	(a)	09/22/16	999,998
2,000,000	0.500		09/23/16	1,999,798
2,500,000	0.541	(a)	10/12/16	2,499,787
2,500,000	0.536	(a)	11/01/16	2,500,000
5,000,000	0.495	(a)	11/03/16	5,000,000
2,500,000	0.539	(a)	11/03/16	2,500,000
5,500,000	0.540	(a)	11/08/16	5,499,999
2,500,000	0.531	(a)	01/17/17	2,498,146
500,000	0.559	(a)	02/07/17	499,950
5,000,000	0.558	(a)	02/17/17	5,000,000
2,000,000	0.562	(a)	03/03/17	2,000,000
1,500,000	0.558	(a)	03/13/17	1,500,000
1,500,000	0.558	(a)	03/16/17	1,500,000
3,400,000	0.548	(a)	03/21/17	3,400,000
2,500,000	0.605	(a)	08/28/17	2,499,645
1,000,000	0.605	(a)(b)	09/29/17	1,000,000
Federal Home Loan Mortgage Corporation
10,000,000	0.437	(a)	04/20/17	9,998,390
6,099,000	0.328	(a)	04/26/17	6,098,348
Federal National Mortgage Association
1,225,000	0.452	(a)	07/20/17	1,224,036
Overseas Private Investment Corp. (USA)
1,000,000	0.400	(a)	09/15/20	1,000,000
2,000,000	0.400	(a)	07/09/26	2,000,000
1,500,000	0.400	(a)	11/15/28	1,500,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$130,363,304

U.S. Treasury Obligations – 12.8%
United States Treasury Bill
$1,500,000	0.444%		09/22/16	$ 1,496,846
United States Treasury Bond
1,500,000	7.500		11/15/16	1,563,715

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note
$9,000,000	0.370	%(a)	07/31/16	$ 9,001,276
United States Treasury Notes
3,000,000	1.500		06/30/16	3,007,704
3,500,000	3.250		06/30/16	3,522,724
500,000	0.500		07/31/16	500,045
12,900,000	4.875		08/15/16	13,098,415
1,650,000	3.000		08/31/16	1,665,694
2,300,000	1.000		09/30/16	2,305,147
1,050,000	3.000		09/30/16	1,062,727
2,000,000	1.000		10/31/16	2,005,267
2,000,000	3.125		10/31/16	2,029,861
1,200,000	4.625		11/15/16	1,228,945

TOTAL U.S. TREASURY OBLIGATIONS				$ 42,488,366

Variable Rate Municipal Debt Obligations(a) – 3.7%
Los Angeles, California Community College District GO VRDN for Build America Boards P-Floats Series 2010-TN-027 (Bank of America N.A., LIQ)
$10,250,000	0.690	%(c)	08/01/49	$ 10,250,000
New York City, New York GO VRDN Series 2007 Subseries D-4 (BMO Harris Bank N.A., SPA)
250,000	0.390		12/01/32	250,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004-B RMKT (FNMA, LIQ)
1,000,000	0.500		05/15/37	1,000,000
Providence Health & Services Obligated Group VRDN RB (U.S. Bank N.A., SBPA)
800,000	0.450		10/01/42	800,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$ 12,300,000

Variable Rate Obligations(a) – 7.7%
Australia & New Zealand Banking Group Ltd.
$5,000,000	0.790	%(c)	05/16/16	$ 5,000,000
Bank of Nova Scotia (The)
5,000,000	0.788		05/23/16	5,000,000
JPMorgan Chase Bank N.A.
4,000,000	0.641		04/07/16	4,000,000
Svenska Handelsbanken AB
5,000,000	0.872	(c)	05/04/16	5,000,000
Wells Fargo Bank N.A.
2,500,000	0.793		05/19/16	2,500,000
Westpac Banking Corp.
4,000,000	0.925	(c)	05/31/16	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$ 25,500,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$210,651,670

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(d) – 36.5%
BNP Paribas Securities Corp.
$5,000,000	0.670	%(a)	04/07/16	$ 5,000,000
Maturity Value: $5,034,431
Collateralized by various mortgage-backed obligations, 1.633% to 5.333%, due 01/25/24 to 07/25/28. The aggregate market value of the collateral, including accrued interest, was $6,240,008.

Joint Repurchase Agreement Account III
116,500,000	0.323		04/01/16	116,500,000
Maturity Value: $116,501,046

TOTAL REPURCHASE AGREEMENTS				$121,500,000

TOTAL INVESTMENTS – 99.9%				$332,151,670

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%				467,705

NET ASSETS – 100.0%				$332,619,375

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at March 31, 2016.

(b)	All or a portion represents a forward commitment.

(c)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At March 31, 2016, these securities amounted to $24,250,000 or approximately 8.3% of net assets.

(d)	Unless noted, all repurchase agreements were entered into on March 31, 2016. Additional information on Joint Repurchase Agreement Account III appears in the notes to the Schedule of Investments.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FNMA	— Insured by Federal National Mortgage Association
GO	— General Obligation
LIQ	— Liquidity Agreement
RB	— Revenue Bond
RMKT	— Remarketed
SBPA	— Standby Bond Purchase Agreement
SPA	— Stand-by Purchase Agreement
VRDN	— Variable Rate Demand Notes

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

March 31, 2016 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 88.0%
Equity – 20.0%
152,742	Goldman Sachs Long Short Fund	$ 1,305,945
35,720	Goldman Sachs Emerging Markets Equity Fund	566,166
5,453	Goldman Sachs Real Estate Securities Fund	114,517
15,280	Goldman Sachs International Real Estate Securities Fund	93,053

		2,079,681

Fixed Income – 68.0%
152,145	Goldman Sachs Strategic Income Fund	1,431,680
159,020	Goldman Sachs Absolute Return Tracker Fund	1,410,504
134,004	Goldman Sachs Fixed Income Macro Strategies Fund	1,187,273
120,578	Goldman Sachs Long Short Credit Strategies Fund	1,140,665
102,052	Goldman Sachs Managed Futures Strategy Fund	1,062,366
98,189	Goldman Sachs Dynamic Emerging Markets Debt Fund	811,043

		7,043,531

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 96.3% (Cost $9,657,522)		$ 9,123,212

Exchange Traded Funds – 2.2%
2,869	ProShares Short VIX Short-Term Futures ETF	$ 144,971
2,655	SPDR S&P Bank ETF	80,632

TOTAL EXCHANGE TRADED FUNDS (Cost $225,067)		$ 225,603

Shares	Distribution Rate	Value
Investment Company(a)(b) – 8.3%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
855,852	0.255%	$ 855,852
(Cost $855,852)

TOTAL INVESTMENTS – 98.5% (Cost $10,738,441)		$10,204,667

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		152,034

NET ASSETS – 100.0%		$10,356,701

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.

Investment Abbreviation:
SPDR	— Standard and Poor’s Depositary Receipts

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Bank of America NA	EUR	40,000	USD	44,963	06/15/16	$45,620	$657
	USD	44,633	JPY	5,000,000	06/15/16	44,522	111
Barclays Bank PLC	BRL	180,000	USD	44,936	04/04/16	50,061	5,125
Citibank NA	RUB	3,250,000	USD	46,965	06/15/16	47,485	520
JPMorgan Chase Bank NA	CLP	30,000,000	USD	43,340	06/15/16	44,489	1,149
	PLN	360,000	USD	91,777	06/15/16	96,395	4,618
Morgan Stanley Co., Inc.	CAD	60,000	USD	44,622	06/15/16	46,201	1,579
	INR	500,000	USD	7,306	06/15/16	7,466	160
	SEK	375,000	USD	43,695	06/15/16	46,317	2,622
	TRY	130,000	USD	44,226	06/15/16	45,231	1,005
State Street Bank	IDR	1,260,000,000	USD	92,321	06/15/16	94,872	2,551
	INR	9,000,000	USD	129,532	06/15/16	134,377	4,845
UBS AG	AUD	70,000	USD	53,243	06/15/16	53,476	233

TOTAL							$25,175

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

BNP Paribas SA	USD	92,352	GBP	65,000	06/15/16	93,379	$(1,027)
Deutsche Bank AG	USD	100,851	CHF	100,000	06/15/16	104,342	(3,491)
JPMorgan Chase Bank NA	USD	47,606	BRL	180,000	04/04/16	50,060	(2,454)
	USD	10,173	CHF	10,000	06/15/16	10,434	(261)
	USD	49,971	HUF	14,000,000	06/15/16	50,694	(723)
Morgan Stanley Co., Inc.	USD	94,479	AUD	130,000	06/15/16	99,313	(4,834)
	USD	43,511	EUR	40,000	06/15/16	45,620	(2,109)
	USD	46,334	NZD	70,000	06/15/16	48,199	(1,865)
Standard Chartered Bank	USD	42,799	CLP	30,000,000	06/15/16	44,489	(1,690)
State Street Bank	USD	72,751	KRW	90,000,000	06/15/16	78,413	(5,662)
	USD	7,507	MYR	30,000	06/15/16	7,735	(228)
UBS AG	USD	92,460	CNY	610,000	06/15/16	94,010	(1,550)
	USD	42,921	MYR	180,000	06/15/16	46,408	(3,487)
	USD	63,020	TWD	2,100,000	06/15/16	65,331	(2,311)

TOTAL							$(31,692)

FUTURES CONTRACTS — At March 31, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

EURO STOXX 50 Index	10	June 2016	$333,518	$(6,223)
mini MSCI Emerging Markets Index Futures	(14)	June 2016	(583,730)	(18,018)
TSE TOPIX Index	1	June 2016	119,730	(261)

TOTAL				$(24,502)

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$10,818,026

Gross unrealized gain	32,597
Gross unrealized loss	(645,956)

Net unrealized security loss	$(613,359)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.8%
Automobiles & Components – 1.8%
14,226	Cooper Tire & Rubber Co.	$ 526,647
5,218	Drew Industries, Inc.	336,352
35,658	Modine Manufacturing Co.*	392,595
12,502	Tower International, Inc.	340,054

		1,595,648

Banks – 9.0%
10,889	Bank of the Ozarks, Inc.	457,011
11,098	BofI Holding, Inc.*(a)	236,831
53,882	Brookline Bancorp, Inc.(b)	593,241
24,226	Central Pacific Financial Corp.	527,400
9,101	Columbia Banking System, Inc.	272,302
39,573	CVB Financial Corp.	690,549
28,072	Dime Community Bancshares, Inc.	494,629
12,383	FCB Financial Holdings, Inc. Class A*	411,859
797	First Citizens BancShares, Inc. Class A	200,103
5,288	First Interstate Bancsystem, Inc. Class A	148,751
31,888	First Midwest Bancorp, Inc.	574,622
6,808	Hanmi Financial Corp.	149,912
10,692	IBERIABANK Corp.	548,179
2,385	International Bancshares Corp.	58,814
1,766	Northfield Bancorp, Inc.	29,033
41,915	OFG Bancorp	292,986
15,609	Oritani Financial Corp.	264,885
16,147	PrivateBancorp, Inc.	623,274
4,500	Prosperity Bancshares, Inc.	208,755
40,767	Umpqua Holdings Corp.	646,565
6,135	United Community Banks, Inc.	113,313
7,316	Washington Federal, Inc.	165,707
13,933	Western Alliance Bancorp*	465,083

		8,173,804

Capital Goods – 9.9%
27,208	Aegion Corp.*	573,817
6,659	Altra Industrial Motion Corp.	184,987
5,291	Apogee Enterprises, Inc.	232,222
13,157	Applied Industrial Technologies, Inc.	571,014
7,122	AZZ, Inc.	403,105
7,916	Barnes Group, Inc.	277,298
6,465	Beacon Roofing Supply, Inc.*	265,130
18,127	Comfort Systems USA, Inc.	575,895
6,921	Continental Building Products, Inc.*	128,454
19,968	DigitalGlobe, Inc.*	345,447
6,629	Ducommun, Inc.*	101,092
15,747	EMCOR Group, Inc.	765,304
29,496	Federal Signal Corp.	391,117
35,793	General Cable Corp.	437,033
10,213	Granite Construction, Inc.	488,181
3,626	H&E Equipment Services, Inc.	63,564
7,299	Hyster-Yale Materials Handling, Inc.	486,113
5,240	Kadant, Inc.	236,638
20,835	LSI Industries, Inc.	244,811
9,579	Miller Industries, Inc.	194,262
19,138	MRC Global, Inc.*	251,473
3,921	Mueller Industries, Inc.	115,356
763	National Presto Industries, Inc.	63,894
2,298	Standex International Corp.	178,807
1,259	Tennant Co.	64,813
8,326	Universal Forest Products, Inc.	714,537
45,911	Wabash National Corp.*	606,025

		8,960,389

Shares	Description	Value
Common Stocks – (continued)
Commercial & Professional Services – 3.4%
19,026	Brady Corp. Class A	$ 510,658
11,498	Brink’s Co./The	386,218
11,013	CDI Corp.	69,162
6,923	Essendant, Inc.	221,051
983	G&K Services, Inc. Class A	72,005
8,302	Heidrick & Struggles International, Inc.	196,757
2,628	Herman Miller, Inc.	81,179
10,070	Insperity, Inc.	520,921
32,194	Kimball International, Inc. Class B	365,402
5,023	Knoll, Inc.	108,748
35,826	Quad/Graphics, Inc.	463,588
6,998	RPX Corp.*	78,798
1,879	TrueBlue, Inc.*	49,136

		3,123,623

Consumer Durables & Apparel – 2.2%
14,460	Callaway Golf Co.	131,875
4,424	Cavco Industries, Inc.*	413,467
2,729	CSS Industries, Inc.	76,221
1,642	Deckers Outdoor Corp.*	98,372
20,290	Ethan Allen Interiors, Inc.	645,628
6,162	G-III Apparel Group Ltd.*	301,260
4,749	Smith & Wesson Holding Corp.*	126,419
11,938	Wolverine World Wide, Inc.	219,898

		2,013,140

Consumer Services – 6.8%
13,868	BJ’s Restaurants, Inc.*	576,493
11,611	Bloomin’ Brands, Inc.	195,878
10,956	Bob Evans Farms, Inc./DE	511,536
15,879	Boyd Gaming Corp.*	328,060
19,200	Bridgepoint Education, Inc.*	193,536
4,374	Bright Horizons Family Solutions, Inc.*	283,348
2,493	Capella Education Co.	131,232
21,293	Denny’s Corp.*	220,595
9,513	Isle of Capri Casinos, Inc.*	133,182
6,221	Jack in the Box, Inc.	397,335
29,727	K12, Inc.*	294,000
10,346	Papa John’s International, Inc.	560,650
13,959	Pinnacle Entertainment, Inc.*	489,961
37,050	Regis Corp.*	562,789
20,649	Sonic Corp.	726,019
9,810	Sotheby’s	262,221
2,562	Vail Resorts, Inc.	342,539

		6,209,374

Diversified Financials – 2.3%
6,262	Associated Capital Group, Inc. Class A*	175,461
891	Cash America International, Inc.	34,428
9,544	Cohen & Steers, Inc.	371,452
677	Diamond Hill Investment Group, Inc.	120,073
51,266	EZCORP, Inc. Class A*	152,260
6,262	GAMCO Investors, Inc. Class A	232,070
15,209	Investment Technology Group, Inc.	336,119
1,693	Nelnet, Inc. Class A	66,653
5,060	Piper Jaffray Companies*	250,774
3,070	Stifel Financial Corp.*	90,872
25,853	WisdomTree Investments, Inc.(a)	295,500

		2,125,662

Energy – 2.8%
33,749	Alon USA Energy, Inc.(a)	348,290
2,843	Carrizo Oil & Gas, Inc.*	87,905

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
5,295	Delek US Holdings, Inc.	$ 80,696
63,689	DHT Holdings, Inc.	366,849
14,167	Gener8 Maritime, Inc.*	100,019
2,007	Matador Resources Co.*	38,053
11,295	McDermott International, Inc.*	46,196
23,070	Oasis Petroleum, Inc.*(a)	167,949
5,775	Oil States International, Inc.*	182,028
3,193	Par Pacific Holdings, Inc.*	59,901
4,686	PDC Energy, Inc.*	278,583
50,549	Pioneer Energy Services Corp.*	111,208
5,780	REX American Resources Corp.*	320,617
6,562	Scorpio Tankers, Inc.	38,256
3,752	SemGroup Corp. Class A	84,045
7,835	Western Refining, Inc.	227,920

		2,538,515

Food & Staples Retailing – 0.2%
7,253	SpartanNash Co.	219,838

Food, Beverage & Tobacco – 0.4%
2,458	J&J Snack Foods Corp.	266,152
335	The Boston Beer Co., Inc. Class A*(a)	61,999

		328,151

Health Care Equipment & Services – 7.3%
440	Atrion Corp.	173,958
8,735	Cantel Medical Corp.	623,330
3,499	Computer Programs & Systems, Inc.(a)	182,368
2,502	HMS Holdings Corp.*	35,904
5,590	ICU Medical, Inc.*	581,919
1,918	Inogen, Inc.*	86,272
15,696	Invacare Corp.(a)	206,716
7,160	Magellan Health, Inc.*	486,379
2,420	Masimo Corp.*	101,253
1,210	Medidata Solutions, Inc.*	46,839
15,356	Merit Medical Systems, Inc.*	283,932
4,303	MiMedx Group, Inc.*	37,608
2,085	Molina Healthcare, Inc.*	134,462
12,460	Natus Medical, Inc.*	478,838
2,796	NuVasive, Inc.*	136,025
9,348	Omnicell, Inc.*	260,529
4,675	Orthofix International NV*	194,106
14,858	Owens & Minor, Inc.	600,560
6,131	Quality Systems, Inc.	93,436
12,561	Triple-S Management Corp. Class B*	312,267
7,611	WellCare Health Plans, Inc.*	705,920
12,591	West Pharmaceutical Services, Inc.	872,808

		6,635,429

Household & Personal Products – 0.1%
2,355	Central Garden & Pet Co. Class A*	38,363

Insurance – 2.0%
34,965	American Equity Investment Life Holding Co.	587,412
11,344	Argo Group International Holdings Ltd.	651,032
36,281	Maiden Holdings Ltd.	469,476
2,237	Selective Insurance Group, Inc.	81,897
1,684	Stewart Information Services Corp.	61,095

		1,850,912

Materials – 5.4%
18,722	Carpenter Technology Corp.	640,854
20,887	Chemtura Corp.*	551,417

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
37,899	Commercial Metals Co.	$ 643,146
31,537	Ferroglobe PLC	277,841
8,870	FutureFuel Corp.	104,577
15,038	HB Fuller Co.	638,363
12,200	Innophos Holdings, Inc.	377,102
6,458	Kraton Performance Polymers, Inc.*	111,723
12,536	Materion Corp.	331,953
1,867	Minerals Technologies, Inc.	106,139
25,163	Schnitzer Steel Industries, Inc. Class A	464,006
2,892	Schweitzer-Mauduit International, Inc.	91,040
2,354	Sensient Technologies Corp.	149,385
3,340	Stepan Co.	184,669
5,848	Worthington Industries, Inc.	208,423

		4,880,638

Pharmaceuticals, Biotechnology & Life Sciences – 7.9%
1,664	ACADIA Pharmaceuticals, Inc.*	46,525
4,946	Acceleron Pharma, Inc.*	130,525
12,906	Achillion Pharmaceuticals, Inc.*	99,634
4,201	Acorda Therapeutics, Inc.*	111,117
7,726	AMAG Pharmaceuticals, Inc.*(a)	180,788
5,345	Anacor Pharmaceuticals, Inc.*	285,690
84,676	Array BioPharma, Inc.*	249,794
19,726	Cepheid, Inc.*	658,059
16,046	Emergent Biosolutions, Inc.*	583,272
6,614	Genomic Health, Inc.*	163,829
35,314	Halozyme Therapeutics, Inc.*(a)	334,424
8,825	Impax Laboratories, Inc.*	282,577
1,996	Insys Therapeutics, Inc.*(a)	31,916
4,315	Ironwood Pharmaceuticals, Inc.*	47,206
15,704	Myriad Genetics, Inc.*(a)	587,801
4,219	Neurocrine Biosciences, Inc.*	166,862
7,946	NewLink Genetics Corp.*(a)	144,617
3,486	Ophthotech Corp.*	147,353
71,218	Orexigen Therapeutics, Inc.*(a)	40,074
87,665	PDL BioPharma, Inc.	291,924
15,037	Phibro Animal Health Corp. Class A	406,601
13,075	Prestige Brands Holdings, Inc.*	698,074
4,934	Prothena Corp. PLC*(a)	203,083
21,086	Repligen Corp.*	565,527
22,091	Sagent Pharmaceuticals, Inc.*	268,848
25,949	Sciclone Pharmaceuticals, Inc.*	285,439
10,520	Sucampo Pharmaceuticals, Inc. Class A*	114,984
10,453	ZIOPHARM Oncology, Inc.*(a)	77,561

		7,204,104

Real Estate – 0.8%
15,346	Alexander & Baldwin, Inc.	562,891
4,332	RE/MAX Holdings, Inc. Class A	148,588

		711,479

Real Estate Investment Trusts – 9.8%
34,949	American Capital Mortgage Investment Corp.	513,051
115,864	Anworth Mortgage Asset Corp.	539,926
17,220	ARMOUR Residential REIT, Inc.	370,747
10,035	CoreSite Realty Corp.	702,550
27,868	Cousins Properties, Inc.	289,270
26,324	CubeSmart	876,589
10,021	CyrusOne, Inc.	457,459
14,398	DCT Industrial Trust, Inc.	568,289
18,130	DuPont Fabros Technology, Inc.	734,809
8,102	FelCor Lodging Trust, Inc.	65,788

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
30,564	First Industrial Realty Trust, Inc.	$ 695,025
20,827	Hudson Pacific Properties, Inc.	602,317
30,311	Mack-Cali Realty Corp.	712,309
2,671	Pennsylvania Real Estate Investment Trust	58,361
6,863	PS Business Parks, Inc.	689,800
907	QTS Realty Trust, Inc.	42,974
3,611	Rouse Properties, Inc.(a)	66,370
1,377	Sovran Self Storage, Inc.	162,417
3,318	Summit Hotel Properties, Inc.	39,717
1,664	Sun Communities, Inc.	119,159
22,471	Sunstone Hotel Investors, Inc.	314,594
27,703	Western Asset Mortgage Capital Corp.(a)	278,415

		8,899,936

Retailing – 5.0%
9,979	Abercrombie & Fitch Co. Class A	314,738
8,926	American Eagle Outfitters, Inc.	148,796
6,903	Asbury Automotive Group, Inc.*	413,075
5,348	Chico’s FAS, Inc.	70,968
1,876	Core-Mark Holding Co., Inc.	153,007
13,375	Express, Inc.*	286,359
2,507	Group 1 Automotive, Inc.	147,136
11,297	HSN, Inc.	590,946
18,907	Nutrisystem, Inc.	394,589
4,216	Outerwall, Inc.(a)	155,950
9,172	Pier 1 Imports, Inc.	64,296
8,178	Pool Corp.	717,538
20,008	Rent-A-Center, Inc.	317,127
1,050	Shutterfly, Inc.*	48,688
11,646	Stage Stores, Inc.	93,867
15,126	The Cato Corp. Class A	583,107
1,863	The Finish Line, Inc. Class A	39,309

		4,539,496

Semiconductors & Semiconductor Equipment – 2.9%
18,469	Advanced Energy Industries, Inc.*	642,536
7,148	Cabot Microelectronics Corp.	292,425
2,654	Cirrus Logic, Inc.*	96,632
3,320	Entegris, Inc.*	45,218
4,097	Fairchild Semiconductor International, Inc.*	81,940
10,796	Inphi Corp.*	359,939
4,945	Integrated Device Technology, Inc.*	101,076
8,484	MKS Instruments, Inc.	319,423
48,421	Photronics, Inc.*	504,063
3,287	Power Integrations, Inc.	163,232

		2,606,484

Software & Services – 8.7%
1,146	Aspen Technology, Inc.*	41,405
9,406	Bankrate, Inc.*	86,253
4,878	Blackbaud, Inc.	306,777
10,028	Blackhawk Network Holdings, Inc.*	343,960
19,558	Blucora, Inc.*	100,919
2,882	CommVault Systems, Inc.*	124,416
1,318	Cornerstone OnDemand, Inc.*	43,191
2,704	Cvent, Inc.*	57,866
73,169	EarthLink Holdings Corp.	414,868
37,324	EVERTEC, Inc.	521,790
7,012	Fleetmatics Group PLC*	285,459
3,981	Gigamon, Inc.*	123,491
910	Heartland Payment Systems, Inc.	87,879
16,183	Infoblox, Inc.*	276,729
5,282	LogMeIn, Inc.*	266,530

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
12,764	Manhattan Associates, Inc.*	$ 725,889
19,972	ManTech International Corp. Class A	638,904
19,803	Marchex, Inc. Class B	88,123
28,296	Mentor Graphics Corp.	575,258
3,219	MicroStrategy, Inc. Class A*	578,519
11,704	Monster Worldwide, Inc.*	38,155
7,132	NIC, Inc.	128,590
6,656	Pegasystems, Inc.	168,929
7,763	QAD, Inc. Class A	164,964
4,427	Qlik Technologies, Inc.*	128,029
1,709	Qualys, Inc.*	43,255
6,222	RealPage, Inc.*	129,666
8,947	RingCentral, Inc. Class A*	140,915
9,286	Synchronoss Technologies, Inc.*	300,309
2,623	Tyler Technologies, Inc.*	337,344
2,914	Verint Systems, Inc.*	97,269
28,131	Web.com Group, Inc.*	557,556

		7,923,207

Technology Hardware & Equipment – 5.6%
26,543	Benchmark Electronics, Inc.*	611,816
8,863	Calix, Inc.*	62,839
6,869	Ciena Corp.*	130,648
7,174	Cray, Inc.*	300,662
12,269	Finisar Corp.*	223,787
5,045	II-VI, Inc.*	109,527
2,074	Infinera Corp.*	33,308
20,104	Insight Enterprises, Inc.*	575,779
7,475	Ixia*	93,139
26,098	Kimball Electronics, Inc.*	291,515
15,038	Methode Electronics, Inc.	439,711
473	MTS Systems Corp.	28,782
13,760	NETGEAR, Inc.*	555,491
4,021	Plantronics, Inc.	157,583
3,932	Plexus Corp.*	155,393
24,722	Polycom, Inc.*	275,650
20,880	QLogic Corp.*	280,627
5,805	ShoreTel, Inc.*	43,189
1,667	SYNNEX Corp.	154,348
4,629	Tech Data Corp.*	355,368
31,057	TTM Technologies, Inc.*	206,529

		5,085,691

Telecommunication Services – 0.9%
12,352	Cincinnati Bell, Inc.*	47,802
8,539	General Communication, Inc. Class A*	156,434
11,582	Spok Holdings, Inc.	202,801
81,933	Vonage Holdings Corp.*	374,434

		781,471

Transportation – 1.3%
2,442	Air Transport Services Group, Inc.*	37,558
6,581	ArcBest Corp.	142,084
13,234	Atlas Air Worldwide Holdings, Inc.*	559,401
10,796	Hub Group, Inc. Class A*	440,369
1,291	Werner Enterprises, Inc.	35,063

		1,214,475

Utilities – 1.3%
1,351	ALLETE, Inc.	75,750
3,922	Cleco Corp.	216,534
696	NorthWestern Corp.	42,978
2,256	ONE Gas, Inc.	137,842
3,155	Ormat Technologies, Inc.	130,112
59,452	Talen Energy Corp.*	535,068

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
1,117	WGL Holdings, Inc.	$ 80,837

		1,219,121

TOTAL COMMON STOCKS (Cost $88,160,184)		$88,878,950

Units	Description	Value
Right – 0.0%
Pharmaceuticals, Biotechnology & Life Sciences – 0.0%
1,561	Shire PLC*	$ 2,365
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $88,160,184)		$88,881,315

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 3.7%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
3,336,930	0.415%	$ 3,336,930
(Cost $3,336,930)

TOTAL INVESTMENTS – 101.5% (Cost $91,497,114)		$92,218,245

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(1,343,773)

NET ASSETS – 100.0%		$90,874,472

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Russell 2000 Mini Index	13	June 2016	$1,442,480	$67,508

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$91,612,995

Gross unrealized gain	10,984,177
Gross unrealized loss	(10,378,927)

Net unrealized security gain	$605,250

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 98.6%
Automobiles & Components – 1.2%
130,483	BorgWarner, Inc.	$ 5,010,547

Banks – 0.5%
30,023	First Republic Bank	2,000,733

Capital Goods – 7.2%
36,400	3M Co.	6,065,332
50,185	Danaher Corp.	4,760,549
81,194	Fortune Brands Home & Security, Inc.	4,550,112
67,415	Honeywell International, Inc.	7,553,851
16,188	The Boeing Co.	2,054,905
102,778	Xylem, Inc.	4,203,620

		29,188,369

Consumer Durables & Apparel – 4.9%
238,272	Kate Spade & Co.*	6,080,701
126,523	NIKE, Inc. Class B	7,777,369
59,242	PVH Corp.	5,868,513

		19,726,583

Consumer Services – 5.2%
80,636	McDonald’s Corp.	10,134,332
95,020	Starbucks Corp.	5,672,694
62,310	Yum! Brands, Inc.	5,100,074

		20,907,100

Diversified Financials – 2.0%
24,017	Intercontinental Exchange, Inc.	5,647,358
408,531	SLM Corp.*	2,598,257

		8,245,615

Energy – 1.5%
52,603	Anadarko Petroleum Corp.	2,449,722
95,992	Halliburton Co.	3,428,834

		5,878,556

Food & Staples Retailing – 5.5%
69,024	Costco Wholesale Corp.	10,876,802
75,373	Walgreens Boots Alliance, Inc.	6,349,421
157,153	Whole Foods Market, Inc.	4,889,030

		22,115,253

Food, Beverage & Tobacco – 6.4%
40,370	Brown-Forman Corp. Class B	3,975,234
49,932	McCormick & Co., Inc.	4,967,235
49,154	Philip Morris International, Inc.	4,822,499
43,967	Reynolds American, Inc.	2,211,980
208,868	The Coca-Cola Co.	9,689,387

		25,666,335

Health Care Equipment & Services – 5.9%
164,314	Abbott Laboratories	6,873,255
26,293	Aetna, Inc.	2,954,018
84,805	Cerner Corp.*	4,491,273
29,180	McKesson Corp.	4,588,555
44,891	Stryker Corp.	4,816,355

		23,723,456

Materials – 2.5%
24,302	Ashland, Inc.	2,672,248
71,018	Axalta Coating Systems Ltd.*	2,073,725
18,116	The Sherwin-Williams Co.	5,157,082

		9,903,055

Media – 1.7%
110,974	Comcast Corp. Class A	6,778,292

		6,778,292

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 7.4%
61,301	Agilent Technologies, Inc.	$ 2,442,845
22,099	Alexion Pharmaceuticals, Inc.*	3,076,623
25,089	Allergan PLC*	6,724,605
22,919	Biogen, Inc.*	5,966,274
54,304	Gilead Sciences, Inc.	4,988,365
43,747	Vertex Pharmaceuticals, Inc.*	3,477,449
73,877	Zoetis, Inc.	3,274,967

		29,951,128

Real Estate Investment Trust – 4.8%
95,474	American Tower Corp.	9,773,674
28,779	Equinix, Inc.	9,517,503

		19,291,177

Retailing – 10.6%
19,595	Amazon.com, Inc.*	11,632,376
57,194	L Brands, Inc.	5,022,205
41,586	Netflix, Inc.*	4,251,337
89,262	Ross Stores, Inc.	5,168,270
59,629	The Home Depot, Inc.	7,956,297
4,873	The Priceline Group, Inc.*	6,281,102
27,755	Tractor Supply Co.	2,510,717

		42,822,304

Semiconductors & Semiconductor Equipment – 1.0%
50,306	NXP Semiconductors NV*	4,078,307

Software & Services – 22.1%
16,550	Alphabet, Inc. Class A*	12,625,995
12,581	Alphabet, Inc. Class C*	9,372,216
73,149	Electronic Arts, Inc.*	4,835,881
128,920	Facebook, Inc. Class A*	14,709,772
47,707	Fidelity National Information Services, Inc.	3,020,330
26,581	FleetCor Technologies, Inc.*	3,953,924
53,508	Intuit, Inc.	5,565,367
95,442	Mastercard, Inc. Class A	9,019,269
153,219	Microsoft Corp.	8,462,285
149,907	Oracle Corp.	6,132,695
145,531	Sabre Corp.	4,208,757
55,093	salesforce.com inc*	4,067,516
48,224	ServiceNow, Inc.*	2,950,344

		88,924,351

Technology Hardware & Equipment – 7.3%
268,642	Apple, Inc.	29,279,292

Transportation – 0.9%
43,101	Kansas City Southern	3,682,980

TOTAL INVESTMENTS – 98.6% (Cost $304,316,499)		$397,173,433

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		5,776,287

NET ASSETS – 100.0%		$402,949,720

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$306,215,606

Gross unrealized gain	105,241,970
Gross unrealized loss	(14,284,143)

Net unrealized security gain	$90,957,827

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – 6.9%
Airlines – 0.1%
Air Canada(a)(b)
	$20,000	6.750%		10/01/19	$ 20,600

Banks – 2.0%
American Express Co.(a)(c)
	75,000	6.800		09/01/66	74,812
Bank of America Corp.
	75,000	4.000		01/22/25	74,699
Citigroup Capital XIII(a)(c)
	1,475	6.988		10/30/40	38,778
GMAC Capital Trust I Series 2(a)(c)
	3,821	6.402		02/15/40	93,653
JPMorgan Chase & Co.
	25,000	3.875		09/10/24	25,526
	25,000	3.125	(a)	01/23/25	24,982
JPMorgan Chase & Co. Series Z(a)(c)
	25,000	5.300		12/29/49	24,371
Morgan Stanley
	50,000	4.000		07/23/25	52,237
	75,000	3.950		04/23/27	75,103
PNC Preferred Funding Trust II(a)(b)(c)
	100,000	1.856		03/29/49	84,000
The Royal Bank of Scotland PLC(a)(c)
	100,000	9.500		03/16/22	106,000

					674,161

Consumer Services – 0.5%
MGM Resorts International
	100,000	10.000		11/01/16	104,500
	50,000	8.625		02/01/19	56,875

					161,375

Electric – 0.2%
RWE AG(a)(c)
	50,000	7.000		10/12/72	49,209

Energy – 0.8%
Antero Resources Corp.(a)
	25,000	5.375		11/01/21	23,000
Laredo Petroleum, Inc.(a)
	25,000	5.625		01/15/22	20,937
MEG Energy Corp.(a)(b)
	50,000	6.375		01/30/23	29,500
Petroleos de Venezuela SA
	20,000	9.000		11/17/21	7,400
	130,000	6.000		05/16/24	40,365
	70,000	6.000		11/15/26	21,595
TOTAL SA(a)(c)
EUR	100,000	2.625		02/26/25	103,492
Whiting Petroleum Corp.(a)
	$50,000	5.750		03/15/21	33,250

					279,539

Food & Beverage(a) – 0.6%
Anheuser-Busch InBev Finance, Inc.
	75,000	3.650		02/01/26	78,816
	25,000	4.700		02/01/36	27,057
	25,000	4.900		02/01/46	28,024
Bumble Bee Holdings, Inc.(b)
	27,000	9.000		12/15/17	27,068
	47,000	9.625		03/15/18	46,648

					207,613

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Food & Staples Retailing(a) – 0.6%
Amazon.com, Inc.
$75,000	4.950%	12/05/44	$ 86,000
CVS Health Corp.
25,000	3.875	07/20/25	26,961
50,000	5.125	07/20/45	58,052
Sysco Corp.
25,000	4.850	10/01/45	26,833

			197,846

Materials – 0.1%
Ashland, Inc.(a)
50,000	6.875	05/15/43	47,375

Media – 0.6%
CCO Holdings LLC(a)
22,000	7.000	01/15/19	22,462
CCO Safari II LLC(a)(b)
25,000	4.908	07/23/25	26,381
50,000	6.484	10/23/45	55,648
Time Warner Cable, Inc.
25,000	5.850	05/01/17	26,029
Univision Communications, Inc.(a)(b)
75,000	8.500	05/15/21	76,500

			207,020

Noncaptive-Financial – 0.1%
Speedy Cash Intermediate Holdings Corp.(a)(b)
25,000	10.750	05/15/18	14,875

Pharmaceuticals, Biotechnology & Life Sciences(a) – 0.3%
Actavis Funding SCS
50,000	3.800	03/15/25	51,975
25,000	4.750	03/15/45	26,380
Celgene Corp.
25,000	5.000	08/15/45	26,965

			105,320

Pipelines – 0.2%
Enterprise Products Operating LLC Series A(a)(c)
75,000	8.375	08/01/66	59,250

Tobacco – 0.4%
Reynolds American, Inc.(a)
25,000	4.450	06/12/25	27,481
75,000	5.850	08/15/45	91,267

			118,748

Wireless Telecommunications – 0.4%
Sprint Capital Corp.
75,000	6.875	11/15/28	54,750
Verizon Communications, Inc.
25,000	5.150	09/15/23	28,848
50,000	4.862	08/21/46	52,979

			136,577

TOTAL CORPORATE OBLIGATIONS (Cost $2,310,718)			$ 2,279,508

Mortgage-Backed Obligations – 9.1%
Adjustable Rate Non-Agency(c) – 1.2%
Alternative Loan Trust Series 2005-51, Class 2A1(a)
$65,166	0.728%	11/20/35	$ 50,160
Alternative Loan Trust Series 2006-HY11, Class A1(a)
65,373	0.553	06/25/36	55,992

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	$41,790	0.573%	07/25/47	$ 33,204
HomeBanc Mortgage Trust Series 2006-1, Class 3A2(a)
	110,503	2.441	04/25/37	66,771
IndyMac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1(a)
	58,919	2.904	09/25/36	48,961
JP Morgan Alternative Loan Trust Series 2006-A5, Class 1A1(a)
	47,897	0.593	10/25/36	38,392
Lehman XS Trust Series 2005-7N, Class 1A1A(a)
	50,772	0.703	12/25/35	42,761
Lehman XS Trust Series 2006-14N, Class 1A1A(a)
	78,678	0.623	09/25/46	63,415

				399,656

Collateralized Mortgage Obligations – 7.4%
Agency Multi-Family – 2.9%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
	$400,000	2.373%	05/25/22	$ 411,612
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2(c)
	500,000	3.320	02/25/23	541,937

				953,549

Interest Only(d) – 2.9%
FHLMC Series 2014-4314, Class SE(a)
	639,166	5.614	03/15/44	106,874
FHLMC Series 2014-4320, Class SD(a)
	113,919	5.664	07/15/39	18,547
FNMA Series 2013-121, Class SA
	945,375	5.667	12/25/43	161,255
FNMA Series 2014-87, Class MS
	521,709	5.817	01/25/45	90,158
FNMA Series 2015-81, Class SA
	398,437	5.267	11/25/45	58,885
GNMA Series 2010-101, Class S(a)
	924,961	5.568	08/20/40	148,294
GNMA Series 2010-20, Class SE(a)
	508,960	5.818	02/20/40	84,358
GNMA Series 2010-31, Class SA(a)
	158,628	5.318	03/20/40	23,666
GNMA Series 2013-152, Class SG(a)
	132,123	5.718	06/20/43	21,281
GNMA Series 2013-181, Class SA(a)
	542,308	5.668	11/20/43	88,720
GNMA Series 2015-110, Class MS(a)
	613,485	5.278	08/20/45	93,479
GNMA Series 2015-159, Class HS(a)
	469,109	5.768	11/20/45	80,734

				976,251

Regular Floater(c) – 1.6%
Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	58,922	0.066	09/20/66	65,168
Alternative Loan Trust Series 2005-36, Class 2A1A(a)
	$78,281	0.743	08/25/35	59,361

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
Connecticut Avenue Securities Series 2014-C03, Class 1M1(a)
$11,043	1.633%	07/25/24	$ 11,004
Connecticut Avenue Securities Series 2015-C01, Class 2M1(a)
810	1.933	02/25/25	810
GreenPoint Mortgage Funding Trust Series 2006-AR1, Class A1A(a)
424,734	0.723	02/25/36	338,578
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(a)
158,754	0.603	11/25/36	60,292

			535,213

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 2,465,013

Federal Agency – 0.5%
FNMA – 0.5%
$150,251	6.000%	09/01/36	$ 172,482

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $3,025,339)			$ 3,037,151

Asset-Backed Securities – 17.0%
Collateralized Loan Obligations(b)(c) – 12.8%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)
$87,541	1.266%	11/01/18	$ 86,846
Acis CLO Ltd. Series 2014-4A, Class ACOM(a)
150,000	2.101	05/01/26	144,570
Anchorage Capital CLO IV Ltd. Series 2014-4A, Class A1A(a)
250,000	2.071	07/28/26	248,463
ARES XII CLO Ltd. Series 2007-12A, Class A(a)
97,991	1.259	11/25/20	96,531
Crown Point CLO III Ltd. Series 2015-3A, Class ACOM
250,000	2.158	12/31/27	243,400
Cutwater Ltd. Series 2015-1A, Class A2(a)
250,000	2.152	07/15/27	243,458
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(a)
250,000	2.150	04/18/26	244,827
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(a)
250,000	2.009	07/25/27	242,638
Hildene CLO II Ltd. Series 2014-2A, Class A(a)
250,000	2.070	07/19/26	245,093
Madison Park Funding X Ltd. Series 2012-10A, Class A1A(a)
250,000	1.994	01/20/25	248,620
MidOcean Credit CLO III Series 2014-3A, Class A(a)
250,000	2.084	07/21/26	245,779
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class ACOM
200,000	2.171	05/22/27	195,500
Ocean Trails CLO IV Series 2013-4A, Class A(a)
250,000	1.918	08/13/25	245,592
OCP CLO Ltd. Series 2015-8A, Class A1(a)
250,000	2.151	04/17/27	246,052
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
200,000	1.652	03/20/25	194,004
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM
100,000	0.000	10/18/26	97,490
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(a)
250,000	0.000	07/25/26	245,000
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(a)
250,000	0.000	07/15/26	238,700

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
Trinitas CLO III Ltd. Series 2015-3A, Class A2(a)
$150,000	2.132%	07/15/27	$ 146,410
Wasatch Ltd. Series 2006-1A, Class A1B
233,098	0.858	11/14/22	222,701
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(a)
150,000	0.000	07/16/27	145,260

			4,266,934

Home Equity(a) – 1.3%
Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH1, Class M3(c)
100,000	0.833	01/25/36	82,710
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(e)
12,162	4.131	12/25/35	12,135
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(e)
25,000	4.131	12/25/35	23,481
GSAMP Trust Series 2006-HE8, Class A2C(c)
49,273	0.603	01/25/37	38,559
Lehman XS Trust Series 2007-3, Class 1BA2(c)
50,378	1.381	03/25/37	37,995
Saxon Asset Securities Trust Series 2007-2, Class A2C(c)
88,962	0.673	05/25/47	61,185
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-NC2, Class M4(c)
100,000	0.903	05/25/35	85,561
VOLT XXV LLC Series 2015-NPL8, Class A1(b)(e)
83,709	3.500	06/26/45	82,777

			424,403

Student Loans(c) – 2.9%
Access Group, Inc. Series 2006-1, Class A2(a)
17,344	0.739	08/25/23	17,214
Access Group, Inc. Series 2015-1, Class A(b)
87,495	1.133	07/25/56	83,799
Bank of America Student Loan Trust Series 2010-1A, Class A(a)(b)
59,738	1.419	02/25/43	58,834
Goal Capital Funding Trust Series 2006-1, Class A3
15,261	0.749	11/25/26	15,212
Scholar Funding Trust Series 2010-A, Class A(b)
60,274	1.371	10/28/41	58,076
SLM Student Loan Trust Series 2003-14, Class A5
39,587	0.849	01/25/23	38,990
SLM Student Loan Trust Series 2006-9, Class A4
13,499	0.689	10/25/22	13,466
SLM Student Loan Trust Series 2007-1, Class A5(a)
250,000	0.709	01/26/26	238,201
SLM Student Loan Trust Series 2008-5, Class A4(a)
100,000	2.319	07/25/23	100,059
SLM Student Loan Trust Series 2012-3, Class A(a)
147,366	1.083	12/26/25	142,309
SunTrust Student Loan Trust Series 2006-1A, Class A4(a)(b)
200,000	0.811	10/28/37	183,880

			950,040

TOTAL ASSET-BACKED SECURITIES (Cost $5,697,095)			$ 5,641,377

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – 8.6%
Sovereign – 8.1%
Brazilian Government International Bond
BRL	70,000	0.000	%(f)	04/01/16	$ 19,458
	239,000	6.000	(g)	08/15/50	176,333
Dominican Republic International Bond
	$100,000	5.875		04/18/24	102,500
	100,000	5.500		01/27/25	99,750
	100,000	7.450	(b)	04/30/44	105,000
Indonesia Government International Bond
	200,000	4.125		01/15/25	201,000
	200,000	4.750	(b)	01/08/26	209,500
Italy Buoni Poliennali Del Tesoro
EUR	158,166	2.100		09/15/16	183,919
	370,716	2.350		09/15/19	463,898
Mexico Government International Bond
MXN	1,016,470	0.000	(f)	04/28/16	58,588
	1,829,140	0.000	(f)	06/16/16	105,036
	$10,000	6.050		01/11/40	11,725
	10,000	5.550		01/21/45	11,075
Mexico Government International Bond Series M
MXN	892,400	7.750		11/23/34	58,109
Mexico Government International Bond Series M 10
	1,733,000	7.750		12/14/17	106,293
Spain Government Inflation Linked Bond(b)
EUR	503,008	0.550		11/30/19	593,550
Venezuela Government International Bond
	$20,000	7.750		10/13/19	7,500
	10,000	12.750		08/23/22	4,300
	10,000	9.000		05/07/23	3,500
	100,000	8.250		10/13/24	34,000
	30,000	11.750		10/21/26	11,775
	90,000	9.250		09/15/27	36,000
	120,000	9.250		05/07/28	42,300
	30,000	11.950		08/05/31	11,850
	60,000	9.375		01/13/34	21,150

					2,678,109

Supranational – 0.5%
European Investment Bank
GBP	100,000	3.875		06/08/37	177,908

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $2,934,246)					$ 2,856,017

Municipal Debt Obligations(a) – 1.7%
Puerto Rico – 1.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A
	$5,000	6.000%		07/01/44	$ 3,350
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	10,000	5.500		07/01/28	6,650
	5,000	5.000		07/01/33	3,237
	5,000	5.125		07/01/37	3,250
	10,000	5.750		07/01/37	6,650
	5,000	5.250		07/01/42	3,262
Puerto Rico Commonwealth GO Bonds Series 2014 A
	335,000	8.000		07/01/35	230,312

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(a) – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2008 A
$20,000	5.500%	07/01/32	$ 11,900
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A
20,000	5.500	08/01/28	8,300
45,000	6.000	08/01/42	19,013
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A
15,000	5.500	08/01/37	6,188
155,000	5.375	08/01/39	63,550
115,000	5.500	08/01/42	47,438
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C
30,000	5.375	08/01/36	12,300
10,000	5.375	08/01/38	4,100
55,000	6.000	08/01/39	23,237
105,000	5.250	08/01/41	42,788
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1
170,000	5.000	08/01/43	68,425
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A(h)
15,000	0.000	08/01/32	5,813

			569,763

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $763,498)			$ 569,763

Bank Loan Obligations(a)(c)(g)(i) – 2.0%
Building Materials – 0.1%
Atkore International, Inc.
$25,000	7.750%	10/09/21	$ 22,750

Energy – 0.2%
American Energy - Marcellus, LLC
25,000	5.250	08/04/20	4,083
EP Energy LLC
25,000	3.500	05/24/18	16,437
Magnum Hunter Resources Corp.
15,587	9.000	09/16/16	15,431
74,250	0.000	10/22/19	31,705

			67,656

Environmental – 0.2%
ADS Waste Holdings, Inc.
47,653	3.750	10/09/19	47,216

Food & Beverage – 0.2%
U.S. Foods, Inc.
73,604	4.500	03/31/19	73,209

Healthcare – 0.3%
American Renal Holdings, Inc.
25,000	8.500	03/20/20	24,500
MPH Acquisition Holdings LLC
19,651	3.750	03/31/21	19,445
Sedgwick Claims Management Services, Inc.
25,000	6.750	02/28/22	23,156

			67,101

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loan Obligations(a)(c)(g)(i) – (continued)
Media – 0.3%
Checkout Holding Corp.
$73,870	4.500%	04/09/21	$ 62,789
25,000	7.750	04/11/22	15,322
Getty Images, Inc.
57,962	4.750	10/18/19	42,924

			121,035

Pharmaceuticals – 0.1%
Valeant Pharmaceuticals International, Inc.
49,811	4.000	04/01/22	46,968

Retailers – 0.2%
Neiman Marcus Group, Inc.
49,873	4.250	10/25/20	45,596
PETCO Animal Supplies, Inc.
25,000	5.750	01/26/23	24,962

			70,558

Software & Services – 0.2%
First Data Corp.
75,000	4.182	07/08/22	74,475

Technology – 0.2%
BMC Software Finance, Inc.
49,083	5.000	09/10/20	41,061
TTM Technologies, Inc.
22,925	6.000	05/31/21	21,721

			62,782

TOTAL BANK LOAN OBLIGATIONS (Cost $743,359)			$ 653,750

U.S. Treasury Obligations – 18.3%
United States Treasury Bonds
$300,000	3.625%	08/15/43	$ 364,563
100,000	3.750	11/15/43	124,278
50,000	3.000	05/15/45	53,954
200,000	2.875	08/15/45	210,466
United States Treasury Inflation-Protected Securities
104,308	0.125	04/15/17	105,514
202,216	0.125	04/15/19	206,671
104,675	0.125	01/15/22	106,359
102,640	0.125	01/15/23	103,602
356,314	0.375	07/15/23	367,392
59,866	0.125	07/15/24	60,147
54,807	2.125	02/15/40	70,195
101,655	1.375	02/15/44	114,155
United States Treasury Notes
200,000	1.750	09/30/19	205,212
600,000	1.500	11/30/19	610,116
400,000	1.625	12/31/19	408,508
1,500,000	2.250	04/30/21	1,573,080
700,000	1.500	02/28/23	698,152
700,000	1.500	03/31/23	697,760

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,947,277)			$ 6,080,124

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(c)(j) – 31.5%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
10,443,710	0.255%	$10,443,710
(Cost $10,443,710)

TOTAL INVESTMENTS – 95.1% (Cost $31,865,242)		$31,561,400

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.9%		1,620,835

NET ASSETS – 100.0%		$33,182,235

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,023,570, which represents approximately 18.2% of net assets as of March 31, 2016.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2016.

(d)	Inverse floating rate security. Interest rate disclosed is that which is in effect on March 31, 2016.

(e)	Step Bond. Coupon rate is a fixed rate for an initial period then it resets at a specified date and rate.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Security is currently in default.

(h)	Zero coupon until next reset date.

(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility on March 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	Represents an affiliated issuer.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Investment Abbreviations:
BA	— Banker Acceptance Rate
BBR	— Bank Bill Reference Rate
CD KSDA	— Certificates of Deposit by the Korean Securities Dealers Association
CDI	— Average One-Day Interbank Deposit
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
LIBOR	— London Interbank Offered Rate
RB	— Revenue Bond
STIBOR	— Stockholm Interbank Offered Rate
WIBOR	— Warsaw InterBank Offered Rate

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CNH	— Chinese Renminbi
CNY	— Chinese Yuan
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thailand Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Bank of America, N.A.	AUD	142,000	USD	108,723	04/26/16	$108,741	$18
	AUD	176,654	USD	132,231	04/28/16	135,265	3,034
	BRL	308,218	USD	84,000	04/04/16	85,720	1,720
	CAD	147,965	USD	106,337	04/06/16	113,929	7,592
	EUR	300,663	USD	336,100	04/26/16	342,349	6,249
	HUF	15,087,504	EUR	48,000	04/26/16	54,669	13
	INR	3,523,520	USD	53,057	04/04/16	53,207	150
	JPY	105,900,928	USD	934,620	04/26/16	941,616	6,996
	JPY	6,209,000	USD	54,691	05/06/16	55,222	531
	NZD	314,000	USD	209,377	04/26/16	216,784	7,407
	PLN	409,436	EUR	95,000	04/26/16	109,692	1,520
	RUB	2,609,915	USD	35,000	04/04/16	38,847	3,847
	SEK	10,035,429	EUR	1,076,073	04/26/16	1,237,116	11,847
Barclays Bank PLC	AUD	211,000	USD	158,908	04/26/16	161,579	2,671
	CAD	70,594	USD	54,000	04/26/16	54,357	357
	CNH	741,214	USD	108,573	09/01/16	113,821	5,248
	CNY	94,623	USD	14,326	05/19/16	14,609	283
	CNY	375,858	USD	55,510	08/05/16	57,727	2,217
	CNY	464,831	USD	69,048	08/16/16	71,339	2,291
	CNY	372,955	USD	55,989	08/18/16	57,231	1,242
	EUR	93,000	GBP	72,858	04/26/16	105,894	1,246
	EUR	86,721	SEK	799,605	04/26/16	98,745	174
	EUR	98,000	USD	109,471	04/26/16	111,587	2,116
	INR	3,798,641	USD	55,000	04/07/16	57,331	2,331
	INR	3,510,130	USD	52,000	04/18/16	52,885	885
	NZD	80,000	USD	53,026	04/26/16	55,231	2,205
	ZAR	321,408	USD	21,000	04/26/16	21,676	676
BNP Paribas SA	CNH	997,468	USD	146,428	09/01/16	153,171	6,743
	EUR	49,000	GBP	38,513	04/26/16	55,794	476
	EUR	145,000	USD	162,205	04/26/16	165,104	2,899
	HUF	15,101,136	EUR	48,000	04/26/16	54,718	63
	INR	6,810,753	USD	102,327	04/04/16	102,846	519
	INR	11,323,322	USD	163,791	04/07/16	170,898	7,107
	MXN	35,935	USD	2,026	04/26/16	2,076	50
	MYR	432,313	USD	106,917	04/01/16	110,807	3,890
	MYR	428,400	USD	105,000	04/11/16	110,468	5,468
	MYR	217,516	USD	54,459	04/25/16	56,098	1,639
	RUB	6,597,154	USD	95,976	04/11/16	98,003	2,027
	TWD	6,833,235	USD	211,000	04/21/16	212,571	1,571
Citibank, N.A.	BRL	98,118	USD	26,718	04/04/16	27,288	570
	CNH	1,282,020	USD	187,742	09/01/16	196,867	9,125
	COP	184,531,482	USD	57,518	04/04/16	61,500	3,982
	EUR	48,000	CHF	51,883	06/15/16	54,744	608
	EUR	48,000	GBP	37,431	04/26/16	54,655	891
	EUR	47,000	USD	53,129	04/26/16	53,517	388
	GBP	388,000	USD	555,767	04/07/16	557,270	1,503
	IDR	718,627,518	USD	54,000	05/02/16	54,524	524
	INR	3,544,176	USD	53,400	04/07/16	53,491	91
	MYR	217,288	USD	52,000	04/01/16	55,693	3,693
	NZD	79,000	USD	54,477	04/26/16	54,541	64
	NZD	93,720	USD	63,268	04/28/16	64,697	1,429
	RUB	3,868,410	USD	52,000	04/04/16	57,578	5,578
	RUB	10,790,525	USD	142,481	04/08/16	160,430	17,949
	RUB	9,552,657	USD	128,966	04/20/16	141,536	12,570
	RUB	9,076,410	USD	130,014	04/22/16	134,401	4,387

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Citibank, N.A. (continued)	RUB	4,316,240	USD	63,449	04/26/16	$63,839	$390
	SEK	37,459	EUR	4,032	04/26/16	4,618	26
	ZAR	326,300	USD	21,000	04/26/16	22,006	1,006
Deutsche Bank AG	CNH	1,102,528	USD	163,000	09/01/16	169,305	6,305
	CNY	459,818	USD	68,063	07/26/16	70,670	2,607
	CNY	389,867	USD	57,694	08/02/16	59,891	2,197
	CNY	192,340	USD	28,423	08/03/16	29,545	1,122
	COP	68,145,000	USD	21,000	04/04/16	22,711	1,711
	COP	163,404,000	USD	54,000	05/02/16	54,417	417
	COP	321,648,094	USD	105,788	05/13/16	106,946	1,158
	HUF	41,703,072	USD	147,622	04/26/16	151,109	3,487
	IDR	691,147,860	USD	52,000	04/07/16	52,306	306
	IDR	703,302,050	USD	53,000	04/18/16	53,437	437
	INR	3,499,600	USD	52,000	04/18/16	52,726	726
	MXN	13,264,865	USD	742,340	04/26/16	766,187	23,847
	TRY	152,481	USD	52,000	04/26/16	53,767	1,767
	TWD	3,479,868	USD	108,000	04/26/16	108,260	260
	USD	255,000	CNH	1,648,677	09/01/16	253,171	1,829
	USD	54,760	EUR	48,000	04/26/16	54,655	105
	USD	100,972	KRW	115,350,471	04/08/16	100,758	214
	USD	138,938	THB	4,835,034	04/26/16	137,366	1,572
	USD	33,000	ZAR	488,413	04/26/16	32,939	61
	ZAR	676,276	USD	44,000	04/26/16	45,609	1,609
JPMorgan Chase Bank, N.A.	BRL	881,384	USD	239,585	04/04/16	245,125	5,540
	CNY	1,103,744	USD	161,500	07/11/16	169,807	8,307
	CNY	732,518	USD	107,333	07/12/16	112,688	5,355
	EUR	342,900	USD	384,786	05/19/16	390,728	5,942
	IDR	692,531,000	USD	51,681	04/04/16	52,227	546
	IDR	1,377,317,377	USD	103,675	04/07/16	104,235	560
	INR	3,792,930	USD	56,742	04/04/16	57,275	533
	MXN	3,738,432	USD	213,000	04/26/16	215,935	2,935
	MYR	212,633	USD	52,000	04/20/16	54,836	2,836
	MYR	216,472	USD	53,000	04/21/16	55,826	2,826
	NZD	79,000	USD	54,532	04/26/16	54,541	9
	PLN	1,872,056	USD	473,277	04/26/16	501,542	28,265
	RUB	1,692,444	USD	22,926	04/04/16	25,191	2,265
	USD	55,000	RUB	3,718,000	04/29/16	54,942	58
Morgan Stanley Co., Inc.	BRL	673,104	USD	178,768	04/04/16	187,199	8,431
	CNH	214,617	USD	31,472	09/01/16	32,957	1,485
	EUR	47,000	USD	52,986	04/26/16	53,516	530
	MXN	933,568	USD	52,000	04/26/16	53,923	1,923
	MYR	214,568	USD	54,173	04/01/16	54,997	824
	MYR	197,375	USD	47,819	04/08/16	50,764	2,945
	NZD	78,000	USD	52,136	04/26/16	53,851	1,715
	RUB	3,051,298	USD	42,000	04/11/16	45,328	3,328
	RUB	3,627,691	USD	53,000	04/21/16	53,734	734
	RUB	3,683,821	USD	54,000	04/29/16	54,437	437
Royal Bank of Canada	AUD	106,640	USD	79,750	04/26/16	81,662	1,912
	BRL	208,355	USD	51,857	04/04/16	57,946	6,089
	CAD	71,486	USD	55,000	04/26/16	55,044	44
	USD	54,000	BRL	194,066	04/04/16	53,972	28
	USD	55,000	MXN	944,902	04/26/16	54,578	422
Royal Bank of Scotland	COP	68,971,613	USD	21,000	04/04/16	22,987	1,987
	COP	164,227,799	USD	51,954	04/11/16	54,726	2,772
	COP	67,105,122	USD	21,000	04/15/16	22,359	1,359
	COP	66,075,768	USD	22,000	05/04/16	22,003	3
	EUR	47,000	GBP	36,494	04/26/16	53,516	1,099
	EUR	47,000	NOK	441,701	04/26/16	53,517	142
	EUR	48,000	SEK	443,342	04/26/16	54,655	2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain

Royal Bank of Scotland (continued)	NOK	891,556	EUR	94,000	04/26/16	$107,735	$702
	TRY	459,789	USD	159,000	04/26/16	162,129	3,129
	USD	53,000	MXN	917,381	04/26/16	52,988	12
State Street Bank	AUD	72,000	USD	54,297	04/26/16	55,136	839
	EUR	47,000	SEK	433,885	04/26/16	53,517	29
	EUR	92,990	USD	104,277	04/26/16	105,883	1,606
	GBP	38,139	EUR	48,000	04/26/16	54,781	126
	MXN	924,976	USD	52,000	04/26/16	53,427	1,427
	NOK	446,838	EUR	47,000	04/26/16	53,996	479
	SEK	7,683,592	EUR	826,934	04/26/16	947,193	5,607
	ZAR	4,122,272	USD	264,299	04/26/16	278,013	13,714
UBS AG	AUD	70,000	USD	52,364	04/26/16	53,604	1,240
	BRL	600,786	USD	156,000	04/04/16	167,087	11,087
	CHF	103,194	EUR	94,000	04/26/16	107,422	390
	CNH	385,504	USD	56,000	09/01/16	59,198	3,198
	EUR	47,000	GBP	36,423	04/26/16	53,517	1,200
	EUR	94,000	USD	105,225	04/26/16	107,033	1,808
	KRW	274,470,398	USD	226,966	04/08/16	239,748	12,782
	NOK	908,924	EUR	96,000	06/15/16	109,802	315
	PLN	206,983	EUR	48,000	04/26/16	55,453	798
	RUB	2,951,390	USD	42,000	04/14/16	43,806	1,806
	RUB	12,444,267	USD	175,208	04/18/16	184,486	9,278
	RUB	1,536,260	USD	22,000	04/25/16	22,729	729
	SEK	449,473	EUR	48,000	04/26/16	55,409	754
	TRY	151,710	USD	52,000	04/26/16	53,495	1,495
	TWD	1,728,595	USD	53,000	04/18/16	53,772	772
	USD	54,607	AUD	71,000	04/26/16	54,370	237
	USD	413,766	JPY	46,017,893	04/26/16	409,167	4,599
Westpac Banking Corp.	AUD	61,200	USD	46,196	04/26/16	46,865	669
	CNH	744,916	USD	109,000	09/01/16	114,389	5,389
	IDR	692,531,000	USD	52,168	04/18/16	52,618	450
	MYR	164,627	USD	42,083	04/08/16	42,342	259
	NZD	156,000	USD	106,736	04/26/16	107,702	966
	USD	60,172	IDR	789,282,480	04/18/16	59,969	203
	USD	54,833	NZD	79,000	04/26/16	54,541	292

TOTAL							$416,403

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

Bank of America, N.A.	EUR	48,000	PLN	204,672	04/26/16	$54,655	$(178)
	HUF	15,271,271	EUR	49,162	04/26/16	55,334	(644)
	USD	105,644	CAD	147,000	04/06/16	113,186	(7,542)
	USD	53,335	EUR	47,000	04/26/16	53,517	(182)
	USD	52,000	INR	3,523,520	04/04/16	53,207	(1,207)
	USD	57,068	JPY	6,478,879	05/06/16	57,623	(555)
Barclays Bank PLC	EUR	48,000	USD	54,665	04/26/16	54,655	(10)
	USD	54,000	CAD	71,591	04/26/16	55,125	(1,125)
	USD	14,326	CNH	94,623	05/19/16	14,611	(285)
	USD	55,510	CNH	375,636	08/05/16	57,764	(2,254)
	USD	69,048	CNH	464,555	08/16/16	71,397	(2,349)
	USD	55,989	CNH	372,675	08/18/16	57,270	(1,281)
	USD	278,325	CNH	1,868,321	09/01/16	286,900	(8,575)
	USD	54,548	EUR	48,000	04/26/16	54,656	(108)
	USD	52,561	NZD	78,000	04/26/16	53,851	(1,290)
	USD	55,997	TWD	1,835,570	04/18/16	57,100	(1,103)
	USD	215,490	TWD	7,102,323	04/26/16	220,957	(5,467)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

BNP Paribas SA	EUR	47,000	PLN	201,646	04/26/16	$53,517	$(506)
	HUF	954,743	EUR	3,048	04/26/16	3,459	(12)
	USD	52,475	EUR	47,000	04/26/16	53,516	(1,041)
	USD	101,249	INR	6,810,752	04/04/16	102,846	(1,597)
	USD	48,882	INR	3,270,671	04/18/16	49,277	(395)
	USD	116,707	KRW	136,253,832	04/28/16	118,868	(2,161)
	USD	108,678	MYR	432,313	04/01/16	110,807	(2,129)
Citibank, N.A.	EUR	93,980	CHF	103,026	04/26/16	107,010	(238)
	EUR	83,230	SEK	773,982	04/26/16	94,770	(642)
	GBP	38,693	EUR	49,000	04/26/16	55,576	(218)
	IDR	681,871,320	USD	52,000	04/14/16	51,830	(170)
	USD	151,469	AUD	204,057	04/26/16	156,262	(4,793)
	USD	26,718	BRL	96,992	04/04/16	26,975	(257)
	USD	168,838	CAD	225,338	04/26/16	173,510	(4,672)
	USD	50,335	CNH	329,156	09/01/16	50,545	(210)
	USD	28,774	COP	96,983,933	04/28/16	32,301	(3,527)
	USD	109,213	EUR	97,869	04/26/16	111,438	(2,225)
	USD	738,950	GBP	516,844	04/07/16	742,324	(3,374)
	USD	95,687	IDR	1,298,472,237	04/07/16	98,268	(2,581)
	USD	53,304	INR	3,544,176	04/18/16	53,398	(94)
	USD	52,000	KRW	62,680,800	04/08/16	54,751	(2,751)
	USD	52,000	KRW	62,895,820	04/11/16	54,895	(2,895)
	USD	54,404	KRW	66,872,850	04/25/16	58,344	(3,940)
	USD	54,860	MYR	217,288	04/01/16	55,694	(834)
	USD	88,520	MYR	362,002	04/08/16	93,106	(4,586)
	USD	54,000	MYR	217,855	04/28/16	56,188	(2,188)
	USD	109,872	MYR	463,881	05/04/16	119,649	(9,777)
	USD	63,821	RUB	4,316,240	04/04/16	64,244	(423)
	USD	348,085	SGD	481,593	04/26/16	357,272	(9,187)
	USD	55,825	TWD	1,855,073	04/14/16	57,703	(1,878)
	USD	132,830	TWD	4,362,125	04/19/16	135,695	(2,865)
	USD	21,000	ZAR	318,885	04/26/16	21,506	(506)
Deutsche Bank AG	EUR	48,000	SEK	446,915	04/26/16	54,655	(438)
	IDR	1,206,673,840	USD	92,000	04/11/16	91,748	(252)
	IDR	693,659,230	USD	53,000	04/21/16	52,688	(312)
	KRW	115,350,471	USD	100,922	04/25/16	100,640	(282)
	MXN	930,272	USD	54,000	04/26/16	53,733	(267)
	MYR	212,740	USD	55,000	05/04/16	54,872	(128)
	USD	68,063	CNH	459,562	07/26/16	70,707	(2,644)
	USD	57,694	CNH	389,608	08/02/16	59,922	(2,228)
	USD	28,423	CNH	192,226	08/03/16	29,563	(1,140)
	USD	462,769	CNH	3,076,051	09/01/16	472,359	(9,590)
	USD	106,330	COP	321,648,094	04/04/16	107,198	(868)
	USD	109,000	HKD	845,884	04/26/16	109,061	(61)
	USD	50,926	IDR	697,680,000	04/25/16	52,973	(2,047)
	USD	134,843	INR	9,305,482	04/07/16	140,444	(5,601)
	USD	109,000	KRW	126,946,632	04/25/16	110,757	(1,757)
	USD	43,000	ZAR	647,772	04/26/16	43,687	(687)
JPMorgan Chase Bank, N.A.	IDR	559,609,990	USD	42,588	04/25/16	42,489	(99)
	USD	163,903	BRL	686,000	04/04/16	190,786	(26,883)
	USD	211,516	BRL	785,000	06/02/16	214,750	(3,234)
	USD	13,198	CAD	17,579	04/06/16	13,535	(337)
	USD	446,288	CNH	2,917,741	04/26/16	451,008	(4,720)
	USD	161,500	CNH	1,104,175	07/11/16	170,017	(8,517)
	USD	107,333	CNH	732,814	07/12/16	112,831	(5,498)
	USD	55,000	CNH	368,849	09/01/16	56,641	(1,641)
	USD	106,802	EUR	95,000	04/26/16	108,171	(1,369)
	USD	1,826,704	EUR	1,627,861	05/19/16	1,854,915	(28,211)
	USD	65,638	IDR	873,900,988	04/11/16	66,446	(808)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss

JPMorgan Chase Bank, N.A. (continued)	USD	54,000	IDR	719,620,200	04/29/16	$54,616	$(616)
	USD	103,402	IDR	1,377,317,377	05/02/16	104,501	(1,099)
	USD	57,113	INR	3,792,930	04/04/16	57,275	(162)
	USD	52,000	KRW	62,756,720	04/08/16	54,818	(2,818)
	USD	104,000	MXN	1,852,975	04/26/16	107,029	(3,029)
	USD	54,000	MYR	216,545	04/25/16	55,848	(1,848)
	USD	58,807	RUB	4,155,991	04/11/16	61,738	(2,931)
	USD	80,815	SEK	694,698	04/19/16	85,618	(4,803)
	USD	51,474	TWD	1,717,163	04/12/16	53,412	(1,938)
Morgan Stanley Co., Inc.	USD	258,093	BRL	974,611	04/04/16	271,052	(12,959)
	USD	56,617	IDR	769,993,000	04/07/16	58,273	(1,656)
	USD	106,000	JPY	11,964,750	04/26/16	106,384	(384)
	USD	52,000	KRW	61,932,000	04/15/16	54,048	(2,048)
	USD	54,000	KRW	62,613,000	04/25/16	54,628	(628)
	USD	100,179	MXN	1,811,235	06/16/16	104,131	(3,952)
	USD	51,149	MYR	214,568	04/01/16	54,996	(3,847)
	USD	108,785	MYR	439,954	04/20/16	113,459	(4,674)
	USD	54,329	NZD	81,000	04/26/16	55,922	(1,593)
	USD	52,000	RUB	3,854,529	04/04/16	57,372	(5,372)
Royal Bank of Canada	CAD	137,572	USD	106,000	04/26/16	105,930	(70)
	GBP	38,818	EUR	49,000	04/26/16	55,756	(37)
	USD	108,000	BRL	390,212	04/04/16	108,523	(523)
	USD	104,000	CAD	138,607	04/26/16	106,727	(2,727)
	USD	498,963	EUR	448,763	04/26/16	510,983	(12,020)
	USD	210,649	MXN	3,797,058	05/10/16	219,042	(8,393)
	USD	24,469	SEK	207,163	04/19/16	25,531	(1,062)
Royal Bank of Scotland	EUR	49,000	PLN	208,938	04/26/16	55,794	(183)
	GBP	77,357	EUR	98,000	04/26/16	111,112	(476)
	MXN	950,949	USD	55,000	04/26/16	54,927	(73)
	USD	50,587	GBP	35,641	04/26/16	51,193	(606)
	USD	107,000	MXN	1,864,934	04/26/16	107,719	(719)
	USD	266,523	TRY	788,781	04/26/16	278,136	(11,613)
State Street Bank	EUR	48,000	SEK	444,131	04/26/16	54,655	(95)
	USD	608,884	AUD	820,599	04/26/16	628,397	(19,513)
	USD	52,009	CAD	69,212	04/26/16	53,293	(1,284)
	USD	60,854	NZD	90,000	04/26/16	62,136	(1,282)
UBS AG	CHF	52,423	EUR	48,088	06/15/16	54,700	(145)
	EUR	49,000	PLN	209,617	04/26/16	55,794	(365)
	USD	105,000	BRL	395,196	04/04/16	109,910	(4,910)
	USD	164,502	CNH	1,127,493	09/01/16	173,139	(8,637)
	USD	54,031	EUR	48,000	04/26/16	54,655	(624)
	USD	29,034	KRW	33,682,407	04/08/16	29,421	(387)
	USD	21,000	RUB	1,444,359	04/18/16	21,413	(413)
	USD	22,000	RUB	1,503,095	04/22/16	22,257	(257)
	USD	54,000	SGD	74,033	04/26/16	54,922	(922)
	USD	14,013	TWD	461,755	04/19/16	14,364	(351)
Westpac Banking Corp.	USD	90,160	AUD	118,656	04/26/16	90,865	(705)
	USD	256,000	CNH	1,697,497	09/01/16	260,667	(4,667)
	USD	53,331	EUR	47,000	04/26/16	53,517	(186)
	USD	52,148	IDR	692,531,000	04/04/16	52,227	(79)
	USD	53,074	IDR	717,720,575	04/18/16	54,532	(1,458)
	USD	136,150	INR	9,360,658	04/07/16	141,276	(5,126)
	USD	28,622	MYR	118,606	04/11/16	30,583	(1,961)
	USD	42,074	MYR	164,627	04/20/16	42,456	(382)
	USD	324,758	NZD	482,299	04/26/16	332,977	(8,219)
	USD	153,717	TWD	5,035,000	04/14/16	156,616	(2,899)

TOTAL							$(376,172)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

U.S. Long Bond	(5)	June 2016	$(822,188)	$2,473
U.S. Ultra Long Treasury Bonds	(3)	June 2016	(517,594)	1,503
2 Year U.S. Treasury Notes	(13)	June 2016	(2,843,750)	2,549
5 Year U.S. Treasury Notes	(18)	June 2016	(2,180,953)	(5,662)
10 Year U.S. Treasury Notes	(6)	June 2016	(782,344)	(2,519)

TOTAL				$(1,656)

SWAP CONTRACTS — At March 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2016	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America High Yield Index	$250	(5.000)%	12/20/20	4.279%	$(1,811)	$(5,884)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on March 31, 2016	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America, N.A.	People’s Republic of China, 4.250%, 10/28/27	$210	(1.000)%	06/20/19	0.791%	$(864)	$(590)
	People’s Republic of China, 7.500%, 10/28/27	170	(1.000)	12/20/20	1.128	950	(16)
JPMorgan Chase Bank, N.A.	People’s Republic of China, 4.250%, 10/28/27	1,250	(1.000)	06/20/19	0.791	(3,869)	(4,786)
	People’s Republic of China, 7.500%, 10/28/27	1,420	(1.000)	12/20/20	1.128	10,669	(2,866)

TOTAL						$6,886	$(8,258)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

SEK	17,640	(a)	06/15/18	0.050%	3 Month STIBOR	$17,031	$(1,419)
EUR	1,890	(a)	02/17/19	6 Month EURIBOR	(0.086)%	163	(1,270)
	$1,900	(a)	06/15/19	3 Month LIBOR	1.500	(17,265)	(10,671)
PLN	90		06/17/19	3.048	6 Month WIBOR	471	1,073
	90		06/17/19	6 Month WIBOR	3.045	0	(1,541)
EUR	950	(a)	02/09/20	6 Month EURIBOR	0.100	(591)	(1,161)
	2,060	(a)	02/26/20	0.050	6 Month EURIBOR	846	226
AUD	800	(a)	06/15/21	2.500	6 Month BBR	2,093	2,659
CAD	6,380	(a)	06/15/21	1.000	3 Month BA	266	626
GBP	630	(a)	06/15/21	6 Month LIBOR	1.750	(33,270)	1,366
SEK	20,650	(a)	06/15/21	3 Month STIBOR	0.500	(18,660)	308
	$7,590	(a)	06/15/21	3 Month LIBOR	2.000	(211,106)	(73,755)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
	Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	EUR	320	(a)	02/09/23	0.500%	6 Month EURIBOR	$46	$2,766
		1,560	(a)	06/15/23	0.750	6 Month EURIBOR	51,407	9,871
	JPY	291,710	(a)	06/15/23	6 Month LIBOR	0.100%	(13,139)	(731)
		$1,230	(a)	06/15/23	3 Month LIBOR	2.000	(31,066)	(15,176)
	EUR	3,130	(a)	05/11/25	1.568	6 Month EURIBOR	(19,016)	143,272
		440	(a)	05/11/25	1.568	6 Month EURIBOR	13,692	3,775
		760	(a)	09/16/25	2.000	6 Month EURIBOR	(1,797)	47,179
	GBP	700	(a)	09/16/25	6 Month LIBOR	2.750	(17,175)	(28,487)
	EUR	2,170	(a)	01/06/26	1.550	6 Month EURIBOR	8,140	57,777
	AUD	560	(a)	03/24/26	3.100	6 Month BBR	1,813	1,372
		3,000	(a)	06/15/26	3.000	6 Month BBR	60,908	16,343
	EUR	4,060	(a)	06/15/26	1.000	6 Month EURIBOR	196,685	1,373
	NZD	1,100	(a)	06/15/26	3 Month BBR	3.000	8,786	(7,962)
	SEK	8,050	(a)	06/15/26	3 Month STIBOR	1.250	(3,540)	(1,817)
		$2,450	(a)	06/15/26	3 Month LIBOR	2.250	(95,743)	(35,453)
	AUD	480	(a)	06/16/26	3.000	6 Month BBR	7,869	4,484
	EUR	1,070	(a)	05/11/35	6 Month EURIBOR	1.695	6,784	(76,720)
	JPY	36,420	(a)	03/30/36	6 Month LIBOR	0.900	(706)	(458)
		14,420	(a)	06/15/36	6 Month LIBOR	0.500	129	30
	GBP	100	(a)	06/08/37	6 Month LIBOR	2.100	(5,253)	(6,427)
		630	(a)	01/05/46	6 Month LIBOR	2.250	(27,871)	(34,579)
		880	(a)	06/15/46	6 Month LIBOR	2.000	(112,156)	3,902
		$70	(a)	06/15/46	2.500	3 Month LIBOR	5,495	231

TOTAL							$(225,730)	$1,006

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2016.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)(b)

Bank of America, N.A.	BRL	3,396	01/02/17	15.530%	1 Day CDI	$15,065
	KRW	290,710	11/04/17	2.060	3 Month CD KSDA	2,692
		320,830	08/06/24	3 Month CD KSDA	2.970%	(33,007)
Deutsche Bank AG	KRW	142,230	10/06/17	2.245	3 Month CD KSDA	1,695
		209,280	10/15/17	2.253	3 Month CD KSDA	2,515
		173,640	11/04/17	2.075	3 Month CD KSDA	1,647
JPMorgan Chase Bank, N.A.	KRW	1,612,725	07/29/17	1.630	3 Month CD KSDA	3,419

TOTAL						$(5,974)

(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$31,873,939

Gross unrealized gain	375,792
Gross unrealized loss	(688,331)

Net unrealized security loss	$(312,539)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.2%
Australia – 4.5%
190,888	Australia & New Zealand Banking Group Ltd. (Banks)	$ 3,421,945
65,306	BHP Billiton PLC (Materials)	731,321
363,921	Computershare Ltd. (Software & Services)	2,723,796

		6,877,062

Belgium – 3.6%
43,794	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	5,440,827

China – 1.2%
473,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	1,041,283
486,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	773,987

		1,815,270

Denmark – 1.8%
51,786	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,804,398

France – 10.2%
14,851	Air Liquide SA (Materials)	1,666,147
57,092	Klepierre (REIT)	2,727,163
25,473	Publicis Groupe SA (Media)	1,786,194
97,614	Rexel SA (Capital Goods)	1,391,464
32,372	Safran SA (Capital Goods)	2,259,565
21,087	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	1,695,307
45,471	Societe Generale SA (Banks)	1,680,244
30,647	Vinci SA (Capital Goods)	2,274,745

		15,480,829

Germany – 11.0%
13,293	adidas AG (Consumer Durables & Apparel)	1,552,102
30,016	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,517,284
39,448	Beiersdorf AG (Household & Personal Products)	3,553,244
160,378	Commerzbank AG (Banks)*	1,391,529
65,769	Covestro AG (Materials)*(a)	2,456,881
34,056	GEA Group AG (Capital Goods)	1,661,626
32,475	SAP SE (Software & Services)	2,613,212

		16,745,878

Ireland – 5.0%
4,554,554	Bank of Ireland (Banks)*	1,316,936
41,081	Kerry Group PLC Class A (Food, Beverage & Tobacco)	3,820,440
42,295	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,412,286

		7,549,662

Shares	Description	Value
Common Stocks – (continued)
Italy – 2.8%
71,896	Moncler SpA (Consumer Durables & Apparel)	$ 1,212,853
1,516,423	Telecom Italia SpA (Telecommunication Services)*	1,634,431
369,919	UniCredit SpA (Banks)	1,333,556

		4,180,840

Japan – 19.9%
80,900	HIS Co. Ltd. (Consumer Services)	2,255,968
66,400	Hoya Corp. (Health Care Equipment & Services)	2,523,906
103,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	4,307,945
57,400	Kao Corp. (Household & Personal Products)	3,060,680
94,800	KDDI Corp. (Telecommunication Services)	2,529,338
113,400	Kubota Corp. (Capital Goods)	1,547,882
160,000	Mitsubishi Estate Co. Ltd. (Real Estate)	2,969,595
36,700	Nidec Corp. (Capital Goods)	2,511,101
188,100	ORIX Corp. (Diversified Financials)	2,679,148
26,100	Pola Orbis Holdings, Inc. (Household & Personal Products)	2,161,928
19,100	Start Today Co. Ltd. (Retailing)	769,513
92,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,817,193

		30,134,197

Netherlands – 5.3%
20,293	ASML Holding NV (Semiconductors & Semiconductor Equipment)	2,042,175
246,497	Royal Dutch Shell PLC Class A (Energy)	5,951,911

		7,994,086

Norway – 1.1%
111,855	Statoil ASA (Energy)	1,746,992

Singapore – 1.7%
223,021	DBS Group Holdings Ltd. (Banks)	2,540,649

South Korea – 1.0%
36,051	Kia Motors Corp. (Automobiles & Components)	1,522,831

Spain – 4.2%
305,749	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,018,942
397,509	Banco Popular Espanol SA (Banks)	1,031,655
500,957	Iberdrola SA (Utilities)	3,334,850

		6,385,447

Sweden – 4.5%
77,478	Hennes & Mauritz AB Class B (Retailing)	2,578,790

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
81,339	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	$ 2,537,027
153,458	Volvo AB Class B (Capital Goods)	1,680,782

		6,796,599

Switzerland – 11.1%
124,300	Credit Suisse Group AG (Registered) (Diversified Financials)*	1,755,359
57,513	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,161,177
6,167	Syngenta AG (Registered) (Materials)	2,557,435
7,173	The Swatch Group AG (Consumer Durables & Apparel)	2,474,748
191,013	UBS Group AG (Registered) (Diversified Financials)	3,072,642
50,522	Wolseley PLC (Capital Goods)	2,851,921

		16,873,282

United Kingdom – 8.3%
274,524	Aviva PLC (Insurance)	1,792,489
159,212	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	1,419,136
287,533	Just Eat PLC (Software & Services)*	1,556,670
67,633	Melrose Industries PLC (Capital Goods)*	345,980
46,158	Rio Tinto PLC (Materials)	1,293,840
173,237	UBM PLC (Media)	1,492,633
286,337	Virgin Money Holdings UK PLC (Banks)	1,516,725
980,108	Vodafone Group PLC (Telecommunication Services)	3,114,449

		12,531,922

TOTAL COMMON STOCKS (Cost $153,440,507)		$147,420,771

Exchange Traded Fund – 1.5%
United States – 1.5%
200,725	iShares MSCI Japan Fund	$ 2,290,272
(Cost $2,528,814)

TOTAL INVESTMENTS – 98.7% (Cost $155,969,321)		$149,711,043

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		1,991,463

NET ASSETS – 100.0%		$151,702,506

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)

Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,456,881, which represents approximately 1.6% of net assets as of March 31, 2016.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$156,419,573

Gross unrealized gain	14,050,289
Gross unrealized loss	(20,758,819)

Net unrealized security loss	$(6,708,530)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 98.0%
Automobiles & Components – 0.1%
4,544	Lear Corp.	$ 505,156

Banks – 3.8%
309,984	Bank of America Corp.(a)	4,190,984
43,997	Citigroup, Inc.	1,836,875
56,545	Fifth Third Bancorp	943,736
15,980	JPMorgan Chase & Co.	946,335
231,994	KeyCorp	2,561,214
70,094	SunTrust Banks, Inc.	2,528,991
24,119	Wells Fargo & Co.	1,166,395

		14,174,530

Capital Goods – 6.7%
73,988	Allison Transmission Holdings, Inc.	1,996,196
11,268	B/E Aerospace, Inc.	519,680
15,641	Eaton Corp. PLC	978,501
15,162	General Dynamics Corp.	1,991,832
77,368	General Electric Co.	2,459,529
64,809	HD Supply Holdings, Inc.*	2,143,234
47,492	Honeywell International, Inc.	5,321,479
44,267	Illinois Tool Works, Inc.	4,534,712
4,950	L-3 Communications Holdings, Inc.	586,575
596	Northrop Grumman Corp.	117,948
5,471	PACCAR, Inc.	299,209
24,258	Quanta Services, Inc.*	547,260
24,061	Spirit AeroSystems Holdings, Inc. Class A*	1,091,407
19,468	Watsco, Inc.	2,623,118

		25,210,680

Commercial & Professional Services – 0.1%
12,502	Tyco International PLC	458,948

Consumer Durables & Apparel – 1.1%
5,812	Carter’s, Inc.	612,469
10,965	Mohawk Industries, Inc.*	2,093,218
8,533	Whirlpool Corp.	1,538,841

		4,244,528

Consumer Services – 2.4%
23,423	Darden Restaurants, Inc.	1,552,945
41,180	McDonald’s Corp.	5,175,503
26,964	Starbucks Corp.	1,609,751
6,624	Yum! Brands, Inc.	542,174

		8,880,373

Diversified Financials – 4.9%
2,962	Affiliated Managers Group, Inc.*	481,029
9,807	American Express Co.	602,150
17,502	Ameriprise Financial, Inc.	1,645,363
43,010	Berkshire Hathaway, Inc. Class B*	6,102,259
87,018	E*TRADE Financial Corp.*	2,131,071
6,280	Intercontinental Exchange, Inc.	1,476,679
46,353	SEI Investments Co.	1,995,496
109,392	Synchrony Financial*	3,135,175
11,572	T. Rowe Price Group, Inc.	850,079

		18,419,301

Energy – 6.4%
32,601	Baker Hughes, Inc.	1,428,902
10,077	ConocoPhillips	405,801
26,393	Devon Energy Corp.	724,224
16,076	Energen Corp.	588,221

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
17,998	EOG Resources, Inc.	$ 1,306,295
42,729	Exxon Mobil Corp.	3,571,717
36,758	FMC Technologies, Inc.*	1,005,699
9,616	Hess Corp.	506,283
38,654	HollyFrontier Corp.	1,365,259
43,142	Kinder Morgan, Inc.	770,516
68,528	Newfield Exploration Co.*	2,278,556
43,131	Occidental Petroleum Corp.	2,951,454
20,516	Pioneer Natural Resources Co.	2,887,422
77,860	The Williams Companies, Inc.	1,251,210
62,040	World Fuel Services Corp.	3,013,903

		24,055,462

Food & Staples Retailing – 1.5%
54,735	Sysco Corp.	2,557,767
80,370	The Kroger Co.	3,074,152

		5,631,919

Food, Beverage & Tobacco – 4.5%
3,131	Bunge Ltd.	177,434
57,035	Coca-Cola Enterprises, Inc.	2,893,956
93,527	ConAgra Foods, Inc.	4,173,175
2,918	General Mills, Inc.	184,855
6,845	Kellogg Co.	523,985
67,908	PepsiCo, Inc.	6,959,212
3,247	The J.M. Smucker Co.	421,590
24,017	Tyson Foods, Inc. Class A	1,600,973

		16,935,180

Health Care Equipment & Services – 5.7%
24,145	Anthem, Inc.	3,355,914
16,388	C. R. Bard, Inc.	3,321,356
32,734	Cigna Corp.	4,492,414
15,796	Dentsply Sirona, Inc	973,507
20,666	Express Scripts Holding Co.*	1,419,548
100,509	Hologic, Inc.*	3,467,560
27,737	McKesson Corp.	4,361,643

		21,391,942

Household & Personal Products – 2.7%
52,442	Colgate-Palmolive Co.	3,705,027
33,716	The Estee Lauder Companies, Inc. Class A	3,179,756
41,621	The Procter & Gamble Co.	3,425,825

		10,310,608

Insurance – 4.0%
86,624	Lincoln National Corp.	3,395,661
3,623	Principal Financial Group, Inc.	142,927
40,319	Reinsurance Group of America, Inc.	3,880,704
26,684	The Allstate Corp.	1,797,701
39,024	The Travelers Companies, Inc.	4,554,491
34,927	XL Group PLC	1,285,314

		15,056,798

Materials – 4.3%
10,082	Air Products & Chemicals, Inc.	1,452,312
16,500	Graphic Packaging Holding Co.	212,025
22,560	Nucor Corp.	1,067,088
4,052	PPG Industries, Inc.	451,758
39,693	Praxair, Inc.	4,542,864
46,567	Steel Dynamics, Inc.	1,048,223
16,558	The Dow Chemical Co.	842,140

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
14,732	The Sherwin-Williams Co.	$ 4,193,758
7,495	Vulcan Materials Co.	791,247
8,908	Westlake Chemical Corp.	412,440
33,323	WestRock Co.	1,300,597

		16,314,452

Media – 4.3%
113,219	Comcast Corp. Class A	6,915,416
48,987	Liberty Global PLC Series C*	1,839,952
53,673	The Interpublic Group of Companies, Inc.	1,231,795
23,195	Time Warner Cable, Inc.	4,746,161
14,161	Time Warner, Inc.	1,027,381
22,616	Twenty-First Century Fox, Inc. Class A	630,534

		16,391,239

Pharmaceuticals, Biotechnology & Life Sciences – 7.9%
26,014	AbbVie, Inc.	1,485,920
41,980	Amgen, Inc.	6,294,061
4,659	Celgene Corp.*	466,319
1,843	Gilead Sciences, Inc.	169,298
7,556	Incyte Corp.*	547,583
77,681	Johnson & Johnson	8,405,084
42,892	Merck & Co., Inc.	2,269,416
13,892	Mylan NV*	643,894
52,755	Pfizer, Inc.	1,563,658
1,352	Regeneron Pharmaceuticals, Inc.*	487,315
34,925	Thermo Fisher Scientific, Inc.	4,945,031
10,419	United Therapeutics Corp.*	1,160,989
8,404	Vertex Pharmaceuticals, Inc.*	668,034
17,459	Zoetis, Inc.	773,958

		29,880,560

Real Estate Investment Trust – 1.6%
49,226	Apartment Investment & Management Co. Class A	2,058,631
13,425	Equity Commonwealth*	378,854
30,663	Equity LifeStyle Properties, Inc.	2,230,120
8,046	Post Properties, Inc.	480,668
17,429	Prologis, Inc.	770,013

		5,918,286

Retailing – 6.6%
8,901	Amazon.com, Inc.*	5,283,990
1,574	Expedia, Inc.	169,709
6,993	L Brands, Inc.	614,055
70,110	Lowe’s Companies, Inc.	5,310,832
8,978	Netflix, Inc.*	917,821
1,556	O’Reilly Automotive, Inc.*	425,815
23,040	Ross Stores, Inc.	1,334,016
20,523	Target Corp.	1,688,632
32,212	The Home Depot, Inc.	4,298,047
1,009	The Priceline Group, Inc.*	1,300,561
46,694	The TJX Companies, Inc.	3,658,475

		25,001,953

Semiconductors & Semiconductor Equipment – 3.4%
44,665	Applied Materials, Inc.	946,005
18,618	Intel Corp.	602,292
56,393	KLA-Tencor Corp.	4,105,974
51,683	Maxim Integrated Products, Inc.	1,900,901

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
10,952	NVIDIA Corp.	$ 390,220
26,561	QUALCOMM, Inc.	1,358,329
8,478	Teradyne, Inc.	183,040
61,302	Texas Instruments, Inc.	3,519,961

		13,006,722

Software & Services – 14.1%
2,081	Accenture PLC Class A	240,147
20,514	Adobe Systems, Inc.*	1,924,213
5,476	Alliance Data Systems Corp.*	1,204,720
6,244	Alphabet, Inc. Class A*	4,763,548
6,269	Alphabet, Inc. Class C*	4,670,092
9,873	Amdocs Ltd.	596,527
99,676	Cadence Design Systems, Inc.*	2,350,360
9,708	CDK Global, Inc.	451,907
51,999	Citrix Systems, Inc.*	4,086,082
24,049	Cognizant Technology Solutions Corp. Class A*	1,507,872
4,877	CSRA, Inc.	131,191
181,648	eBay, Inc.*	4,334,121
18,311	Electronic Arts, Inc.*	1,210,540
47,076	Facebook, Inc. Class A*	5,371,372
25,196	Mastercard, Inc. Class A	2,381,022
135,866	Microsoft Corp.	7,503,879
97,884	Nuance Communications, Inc.*	1,829,452
80,571	Oracle Corp.	3,296,160
40,577	Rackspace Hosting, Inc.*	876,058
4,085	Red Hat, Inc.*	304,373
29,477	Symantec Corp.	541,787
5,700	Synopsys, Inc.*	276,108
4,860	Teradata Corp.*	127,526
48,662	Vantiv, Inc. Class A*	2,621,909
17,601	Yahoo!, Inc.*	647,893

		53,248,859

Technology Hardware & Equipment – 5.6%
116,336	Apple, Inc.	12,679,461
14,337	ARRIS International PLC*	328,604
25,324	Brocade Communications Systems, Inc.	267,928
69,445	Cisco Systems, Inc.	1,977,099
79,904	EMC Corp.	2,129,442
105,283	Flextronics International Ltd.*	1,269,713
42,889	Hewlett Packard Enterprise Co.	760,422
25,610	Juniper Networks, Inc.	653,311
14,625	NetApp, Inc.	399,116
9,398	TE Connectivity Ltd.	581,924
5,516	Western Digital Corp.	260,576

		21,307,596

Telecommunication Services – 2.6%
51,541	AT&T, Inc.	2,018,861
143,938	Verizon Communications, Inc.	7,784,167

		9,803,028

Transportation – 0.9%
51,489	CSX Corp.	1,325,842
25,758	Union Pacific Corp.	2,049,049

		3,374,891

Utilities – 2.8%
150,644	AES Corp.	1,777,599
5,262	Ameren Corp.	263,626

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
7,316	American Electric Power Co., Inc.	$ 485,782
144,356	Calpine Corp.*	2,189,881
30,942	FirstEnergy Corp.	1,112,984
6,042	Great Plains Energy, Inc.	194,854
157,590	NRG Energy, Inc.	2,050,246
22,058	Sempra Energy	2,295,135

		10,370,107

TOTAL INVESTMENTS – 98.0% (Cost $347,767,809)		$369,893,118

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		7,653,237

NET ASSETS – 100.0%		$377,546,355

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	41	June 2016	$4,205,575	$147,835

TAX INFORMATION — At March 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$348,935,474

Gross unrealized gain	31,818,962
Gross unrealized loss	(10,861,318)

Net unrealized security gain	$20,957,644

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ and Portfolio’s valuation policy (except VIT Money Market Fund) is to value investments at fair value.

It is the Money Market Fund’s policy to use the amortized-cost method permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”), which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerance established by the Trustees, Goldman Sachs Asset Management, L.P. (“GSAM”) evaluated the difference between the Fund’s net asset value (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes).

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establish a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s or Goldman Sachs Asset Management International (“GSAMI”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ and Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds and the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM or GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ and the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM or GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM or GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Underlying Funds (Including Money Market Funds) — Investments in the Underlying Funds are valued at the net asset value (“NAV”) per share of the Institutional Share class (the FST Institutional Share class for Money Market Funds) of each Underlying Fund on the day of valuation. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Underlying Funds (Including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Institutional Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iv. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

JOINT REPURCHASE AGREEMENT ACCOUNT III — At March 31, 2016, the Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of April 1, 2016, as follows:

Principal Amount	Maturity Value	Collateral Value
$151,900,000	$116,501,046	$119,715,271

REPURCHASE AGREEMENTS — At March 31, 2016, the Principal Amounts of the Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.340%	$5,534,442
Bank of America, N.A.	0.300	13,836,104
BNP Paribas Securities Corp.	0.310	21,030,879
Citigroup Global Markets, Inc.	0.330	6,918,052
TD Securities USA, LLC	0.330	15,219,715
Wells Fargo Securities, LLC	0.330	53,960,808
TOTAL		$116,500,000

At March 31, 2016, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	1.000 to 6.500%	07/28/17 to 03/01/46
Federal National Mortgage Association	2.500 to 9.000	04/01/16 to 09/01/48
Government National Mortgage Association	6.500	01/20/39
U.S. Treasury Bills	0.000	04/14/16 to 11/10/16
U.S. Treasury Bonds	2.750 to 4.375	02/15/38 to 08/15/42
U.S. Treasury Inflation-Indexed Note	0.125	04/15/16
U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/23 to 08/15/44
U.S. Treasury Notes	0.250 to 4.625	04/15/16 to 11/15/24
U.S. Treasury Principal-Only Stripped Security	0.000	02/15/31

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ and the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s and the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of level 3 Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ and Portfolio’s investments and derivatives classified in the fair value hierarchy as of March 31, 2016. For the Money Market Fund, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$36,600,580	$—
Mortgage-Backed Obligations	—	37,374,400	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	22,091,568	—	—
Agency Debentures	—	2,495,073	—
Asset-Backed Securities	—	9,240,019	—
Foreign Debt Obligations	286,525	2,703,152	—
Municipal Debt Obligations	—	1,446,007	—
Government Guarantee Obligations	—	2,607,423	—
Commercial Paper	—	749,986	—
Investment Company	2,331,626	—	—
Total	$24,709,719	$93,216,640	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,046,992)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$118,704	$—
Futures Contracts	28,895	—	—
Interest Rate Swap Contracts	—	95,261	—
Total	$28,895	$213,965	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(107,075)	$—
Futures Contracts	(19,682)	—	—
Credit Default Swap Contract	—	(1,151)	—
Interest Rate Swap Contracts	—	(78,831)	—
Total	$(19,682)	$(187,057)	$—

EQUITY INDEX

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$164,184,017	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	99,848	—	—
Total	$164,283,865	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$21,949	$—	$—

GLOBAL TRENDS ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Agency Debentures	$—	$53,559,924	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	44,293,705	—	—
Exchange Traded Funds	95,761,256	—	—
Investment Company	146,753,369	—	—
Total	$286,808,330	$53,559,924	$—

Derivative Type
Assets(a)
Futures Contracts	$312,863	$—	$—
Liabilities(a)
Futures Contracts	$(220,581)	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$162,216,199	$—	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$8,960,222	$—	$—
Mortgage-Backed Obligations	—	35,632,146	—
Asset-Backed Securities	—	21,108,353	—
Investment Company	2,878,965	—	—
Total	$11,839,187	$56,740,499	$—

Derivative Type
Assets(a)
Futures Contracts	$18,526	$—	$—
Liabilities(a)
Futures Contracts	$(8,974)	$—	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$821,098,401	$—	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$736,365,979	$—	$—

MULTI-STRATEGY ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$2,079,681	$—	$—
Fixed Income Underlying Funds	7,043,531	—	—
Exchange Traded Funds	225,603	—	—
Investment Company	855,852	—	—
Total	$10,204,667	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$25,175	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(31,692)	$—
Futures Contracts	(24,502)	—	—
Total	$(24,502)	$(31,692)	$—

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$88,878,950	$2,365	$—
Securities Lending Reinvestment Vehicle	3,336,930	—	—
Total	$92,215,880	$2,365	$—

Derivative Type
Assets(a)
Futures Contracts	$67,508	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$397,173,433	$—	$—

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$2,279,508	$—
Mortgage-Backed Obligations	—	3,037,151	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	6,080,124	—	—
Asset-Backed Securities	—	5,641,377	—
Foreign Debt Obligations	647,817	2,208,200	—
Municipal Debt Obligations	—	569,763	—
Bank Loan Obligations	—	580,810	72,940
Investment Company	10,443,710	—	—
Total	$17,171,651	$14,316,809	$72,940

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$416,403	$—
Futures Contracts	6,525	—	—
Interest Rate Swap Contracts	—	325,666	—
Total	$6,525	$742,069	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(376,172)	$—
Futures Contracts	(8,181)	—	—
Credit Default Swap Contracts	—	(14,142)	—
Interest Rate Swap Contracts	—	(330,634)	—
Total	$(8,181)	$(720,948)	$—

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
Asia	$—	$36,012,947	$—
Australia and Oceania	—	6,877,062	—
Europe	—	104,530,762	—
North America	2,290,272	—	—
Total	$2,290,272	$147,420,771	$—

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$369,893,118	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$147,835	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

Securities Lending — Pursuant to exemptive relief granted by SEC and the terms and conditions contained therein, the VIT Small Cap Equity Insights Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities.

The Funds’ and Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Global Trends Allocation Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Interest Rate Risk — When interest rates increase, the Money Market Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund, Portfolio and Underlying Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund, Portfolio and Underlying Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund, Portfolio and Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund, Portfolio and Underlying Fund. Such large shareholder redemptions may cause a Fund, Portfolio and Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s, Portfolio’s and Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s, the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s, Portfolio’s and Underlying Fund’s expense ratios. Similarly, large Fund, Portfolio or Underlying Fund share purchases may adversely affect a Fund’s, Portfolio’s and Underlying Fund’s performance to the extent that a Fund, Portfolio and Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund and Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund and Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund and Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest, may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower, and may be regarded as the credit of the agent lander (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loan, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payments to Senior Loans, they are subject to the additional risks that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund, Portfolio and Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund, Portfolio and Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund, Portfolio, and Underlying Fund have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund, Portfolio and Underlying Fund invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund, Portfolio and Underlying Fund have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund, Portfolio and Underlying Fund also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments (continued)

March 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Non-Diversification Risk — The Global Trends Allocation Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

State/Territory Specific Risk — The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Item 2. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Separate certifications for the Chief Executive Officer and the Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Variable Insurance Trust

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/CHIEF EXECUTIVE OFFICER

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/CHIEF EXECUTIVE OFFICER

Date: May 27, 2016

By (Signature and Title)*	/s/ SCOTT McHUGH, PRINCIPAL FINANCIAL OFFICER

Date: May 27, 2016

*	Print the name and title of each signing officer under his or her signature.